------------------------------------------------------------------------------

              As filed with the Securities and Exchange Commission

                                on April 30, 1999

                       Registration No. 333-447 811-7505
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]

                         Pre-Effective Amendment No.
[ ]


                       Post-Effective Amendment No. 12
[X]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]

                               Amendment No. 15
[X]
                        (Check appropriate box or boxes)


                               INTRUST FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219

                Address of Principal Executive Offices Zip Code)

       Registrant's Telephone Number, including Area Code: (888) 266-8787

                           Ellen F. Stoutamire, Esq.

                               BISYS Fund Services
                                3435 Stelzer Road

                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Steven R. Howard, Esq.

                    Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas

                          New York, New York 10019-6064

                  It is proposed that this filing will become effective:

                       immediately upon filing pursuant to Rule 485(b)
                  ---
                  ---    on ________ pursuant to Rule 485(b)

                   X    60 days after filing pursuant to Rule 485(a)
                  ---
                        75 days after filing pursuant to Rule 485(a)
                  ---
                        on              1999 pursuant to Rule 485(a)
                  ---     -------------,


         Registrant has adopted a master-feeder operating structure for the International Multi-Manager Stock Fund. In that regard, this Post-Effective Amendment includes the signature pages for the AMR Investment Services Trust with respect to the International Equity Portfolio, of which the International Multi-Manager Stock Fund invests all of its investable assets.



         This post-effective amendment no. 12 to the registration statement on Form N-1A of INTRUST Fund Trust (the "Trust") relates only to the NestEgg Funds and Money Market Fund, each a series of the Trust. The prospectus describing the Institutional Service Class and the Institutional Premium Class of the INTRUST Funds series of the Trust is hereby incorporated by reference to definitive form of such prospectus as filed pursuant to Rule 497 under the Securities Act of 1933 on March 5, 1999 (File No. 333-447).

                                                            NESTEGG FUNDS

==============================================================================

                                                          ------------------
                                                                PROSPECTUS
                                                          ------------------





                                                 JUNE 28, 1999


INVESTMENT ADVISER
-------------------

INTRUST BANK N.A.
   INTRUST FUNDS TRUST                           NESTEGG 2000 FUND

BARCLAYS GLOBAL FUND ADVISORS                    NESTEGG 2010 FUND

   NESTEGG FUNDS                                 NESTEGG 2020 FUND
   (MASTER PORTFOLIOS)
                                                 NESTEGG 2030 FUND
SUBADVISER
----------
                                                 NESTEGG 2040 FUND
AMR INVESTMENT SERVICES, INC.
  MONEY MARKET FUND                              MONEY MARKET FUND


                                                 SERIES OF INTRUST FUNDS TRUST






-----------------------------------
QUESTIONS?
CALL 1-888-266-8787
OR YOUR INVESTMENT REPRESENTATIVE.
------------------------------------






                                         THE SECURITIES AND EXCHANGE
                                         COMMISSION HAS NOT APPROVED THE
                                         SHARES DESCRIBED IN THIS PROSPECTUS OR
                                         DETERMINED WHETHER THIS PROSPECTUS IS
                                         ACCURATE OR COMPLETE. ANY
                                         REPRESENTATION TO THE CONTRARY IS A
                                         CRIMINAL OFFENSE.

===============================================================================

TABLE OF CONTENTS
===============================================================================

CAREFULLY REVIEW THIS         RISK/RETURN SUMMARY AND FUND EXPENSES
IMPORTANT SECTION, WHICH
SUMMARIZES EACH FUND'S             3-13  NESTEGG FUNDS
INVESTMENTS, RISKS, PAST
PERFORMANCE, AND FEES.            14-18  MONEY MARKET FUND

                                     20  RISK/RETURN SUMMARY
-===============================================================================

REVIEW THIS SECTION FOR       FUND MANAGEMENT
DETAILS ON THE PEOPLE AND
ORGANIZATIONS WHO OVERSEE           21  THE INVESTMENT ADVISER
THE FUNDS.
                                    21  PORTFOLIO MANAGER

                                    21  ADVISER TO THE MASTER PORTFOLIO

                                    22  THE DISTRIBUTOR

===============================================================================

REVIEW THIS SECTION FOR       SHAREHOLDER INFORMATION
DETAILS ON HOW SHARES ARE
VALUED, HOW TO PURCHASE,             23  PRICING OF FUND SHARES
SELL AND EXCHANGE SHARES,
RELATED CHARGES AND                  24  PURCHASING AND ADDING TO YOUR SHARES
PAYMENTS OF DIVIDENDS AND
DISTRIBUTIONS.                       27  SELLING YOUR SHARES

                                     28  GENERAL POLICIES ON SELLING SHARES

                                     29  DISTRIBUTION ARRANGEMENTS/SALES CHARGES

                                     30  DISTRIBUTION (12B-1) FEES

                                     30  SERVICE ORGANIZATION FEES

                                     30  MASTER-FEEDER FUND ARRANGEMENTS

                                     30  DIVIDENDS, DISTRIBUTIONS AND TAXES

                                     31  EXCHANGING YOUR SHARES

================================================================================
                                     FINANCIAL HIGHLIGHTS

                                     32

================================================================================

                                     BACK COVER

                                     33  WHERE TO LEARN MORE ABOUT THIS FUND

RISK/RETURN SUMMARY AND FUND EXPENSES
===============================================================================

RISK/RETURN SUMMARY OF THE NESTEGG FUNDS
----------------------------------------

NESTEGG FUNDS GOAL
The NestEgg Funds(1) offer you a comprehensive asset allocation investment strategy tailored to the time when you expect to begin withdrawing your investment assets. Your asset allocation, or investment mix, divides your investments among broad classes of assets: stocks, bonds and money-market instruments.

INVESTMENT OBJECTIVES           Each NestEgg Fund seeks to maximize ASSETS
                                available for retirement or other purposes, consistent with the QUANTITATIVELY MEASURED RISK that investors on average may be willing to accept. Each NestEgg Fund has a different level of risk reflected in the year (2000, 2010, 2020, etc.) in its name. The NestEgg Funds with shorter TIME horizons (NestEgg 2000 and NestEgg
                                2010, for instance) will tend to be less risky and have lower expected returns than the Funds with longer time horizons (NestEgg 2030 and NestEgg 2040).

                                The term ASSETS has two meanings in investing. First, it applies to investment classes. Bonds and stocks are two different classes of assets. Second, it refers to the sums investors have invested. These sums could come from a variety of sources--wage income, savings, earnings on the investments themselves.

                                QUANTITATIVELY MEASURED RISK gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

                                An investment's TIME HORIZON marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.



PRINCIPAL INVESTMENT            Each NestEgg Fund holds stocks, bonds and
STRATEGIES                      short-term money market instruments in
                                proportions suggested by its own comprehensive strategy. The strategies go further, allocating assets among INDEXES and sub-categories within these investment classes. Some are well-known broad-based market indexes, such as the S&P 500 index of large-company stocks. Barclays Global
                                Fund Advisors created other indexes to reflect a particular market segment. This broad diversification is designed to produce the strongest possible returns for each level of risk.




-------------------------------
(1) Each NestEgg Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially similar investment objective as the Fund. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular NestEgg Fund refers also to the objectives, strategies and risks of the its corresponding Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the NestEgg Funds to their corresponding Master Portfolios appears on page TK. INTRUST Bank N.A. serves as Investment Adviser to the NestEgg Funds in selecting the Master Portfolios and continuously reviewing and supervising its investment program and monitoring its performance. Barclays Global Fund Advisors serves as Investment Adviser to the Master Portfolios in making day-to-day decisions on buying and selling securities and conducting research. The term "we" is used throughout this prospectus to refer to either or both Investment Advisers.

                                INDEXES are composed of groups of securities chosen to represent an entire stock or bond market, or a major segment. Indexes may include securities that meet objective criteria, such as country of origin, industry sector or company size. Including a security in an index means merely that it has satisfied the selection criteria. It implies no expectation about anticipated performance, good or bad.

RISK/RETURN SUMMARY OF THE NESTEGG FUNDS - CONTINUED
----------------------------------------

                           ASSET ALLOCATION DECISIONS
                           In buying securities for each NestEgg Fund, we do not select individual companies. Instead, we look at each index's characteristic risk level and its expected returns, based on our extensive database of market trends. We then allocate the portion of each Fund's assets to each index we think is appropriate for that Fund. Where possible, we buy all the securities that comprise the index. If the index includes too many securities to buy them all, we buy a representative sample. We seek to match the index's return as closely as possible. We do not try to avoid underperforming investments, and we do not try to pick individual investments that might outperform the index.

                           This strategy stems from our belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

RISK/RETURN SUMMARY OF THE NESTEGG FUNDS - CONTINUED
----------------------------------------

                           RISK TOLERANCE

                           Two general rules of investing shape the NestEgg Funds' strategies:

                           - The greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outgained bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

                           - Investors with longer time horizons have greater risk tolerance because their investments have more time to recoup any losses.


                           We take more risks in the NestEgg Funds with longer time horizons. This normally gives investors the potential for greater returns than the NestEgg Funds with shorter time horizons, which generally provide for the lower upside coupled with a lower risk of loss. As a NestEgg Fund approaches its time horizon, and its investors have less time to recover from market declines, we systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your NestEgg investment as the time nears for you to begin drawing on it.

                           We do not limit our analysis to the long-term trends, however. We also take into account current market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, we will not allocate as much of the NestEgg Fund's assets to it as we otherwise might. Conversely, we may reduce a NestEgg Fund's allocation, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen so high that there does not seem to be room left for further gains.

                           MODEL-DRIVEN DECISIONS

                           We allocate each NestEgg Fund's assets across investment groups according to a sophisticated mathematical model that we developed in 1993, and have continually refined. Our investment professionals conduct ongoing research to enhance the model, and to ensure that we are keeping pace with the world's constantly changing financial markets. Using this model, we gain a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ a portfolio manager who makes decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

                           AFTER A NESTEGG FUND REACHES ITS TIME HORIZON
                           By the time a NestEgg Fund reaches the decade identified by its name, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market instruments. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market instruments. On average, we expect that about 20% of the Fund's assets will be invested in stocks, with the rest in bonds and money market instruments.

RISK/RETURN SUMMARY OF THE NESTEGG FUNDS - CONTINUED
----------------------------------------

PRINCIPAL INVESTMENT       The value of each NestEgg Fund's investments, and the
RISKS                      value of your investments in a NestEgg Fund will
                           fluctuate with market conditions. You may lose money on your investment in a NestEgg Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings.
                           Other risks include:


RISK/RETURN SUMMARY OF THE NESTEGG FUNDS - CONTINUED
----------------------------------------

                           STOCK INVESTMENT RISK
                           The NestEgg Funds are subject to the risks of stock investing. These include both short-term and prolonged price declines in the markets. Because the NestEgg Funds do not select individual companies within each index, the NestEgg Funds' hold stock in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

                                 BOND INVESTMENT RISK
                                 The bonds held by the NestEgg Funds are subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have tended to be more moderate than stock declines.

                                 Bonds also face credit risk--the risk that the borrowers that issued a bond may not repay principal or interest when due. US Treasury bonds have minimal credit risk because they are backed by the US government's full faith and credit. However, not all securities issued by government agencies are backed by the government's full faith and credit.

                                 All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates are going up, bond prices tend to fall; when rates are falling, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities.

                                 RISKS OF FOREIGN INVESTMENT
                                 Foreign securities trade on markets that have lower transaction volumes than stock markets in the United States. Stock prices can be more volatile as a result. Investing is generally more expensive, with high commissions on trades and currency exchanges, and high custodial fees. Currencies may weaken relative to the US dollar, eroding the dollar value of investments denominated in those currencies.

                                 MODEL RISK
                                 Although the model used to manage the NestEgg Funds' assets has been developed and refined over many years, we can offer no assurance that its recommended allocation will either maximize returns or minimize risks. Nor can we offer assurance that a recommended allocation will prove the ideal allocation in all circumstances for every investor with a particular time horizon.

                                 NO TEMPORARY DEFENSIVE POSITIONS
                                 We normally allocate a portion of each NestEgg Fund's assets to money market instruments, but we will not adopt "defensive positions." This means that we expect to remain invested in stocks and bonds even when market conditions might seem to suggest temporarily holding more assets in cash or money market instruments than usual.

                                 NestEgg Fund investments are not bank deposits or obligations of INTRUST, BGFA or Barclays Global Investors, N.A. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

----------------------------------------
WHO MAY WANT TO INVEST?
                                 WHICH NESTEGG FUND TO CONSIDER
                                 In making your investment decision, you
                                 should keep in mind:

                                 - Each NestEgg Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

                                 - Each NestEgg Fund's time horizon is the decade that begins with the year in its name.

                                 Based strictly on statistical considerations, then, you would want to invest in the NestEgg Fund corresponding to the decade when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five NestEgg Funds allow for that, too. If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a NestEgg Fund with a longer time horizon. If you desire a more secure investment, and are willing to forego some potential returns, you might direct some or all of your assets to a NestEgg Fund with a shorter time horizon. The final choice is yours.

----------------------------------------


The charts and tables on this and the following pages show how each NestEgg Fund's Master Portfolio has performed from year to year. Each bar chart shows changes in the Master Portfolio's yearly performance since inception to demonstrate that the Master Portfolio's value varied at differing times. The tables on the following page compares each Master Portfolio's performance over time to that of a widely recognized, unmanaged index.

Each Master Portfolio has been in existence since March, 1994. The performance presented in the table and chart would have been significantly lower, taking into account the current fees of each applicable NestEgg Fund, because the Master Portfolio's performance reflects no fees at the feeder level.

Both charts assume reinvestment of dividends and distributions. Of course, past performance does not indicate how the Fund will perform in the future.



                        BAR CHART AND PERFORMANCE TABLE
                        -------------------------------

         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR NESTEGG 2000 FUND'S
                                MASTER PORTFOLIO

                        1995        1996        1997         1998
Percentage             17.83%       6.71%      11.10%       10.99%


  ---------------------------------------------------------------------------
              Best  quarter:          2nd Qtr 1997              5.67%
              Worst quarter:          4th Qtr 1997              1.58%
  ---------------------------------------------------------------------------


    The above chart gives some indication of the risks of investing in the
                                     Fund.

     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR NESTEGG 2010 FUND'S MASTER
                                   PORTFOLIO


                        1995        1996        1997         1998
Percentage             24.34%      11.23%      17.05%       16.55%

  ---------------------------------------------------------------------------
              Best  quarter:          4th Qtr 1998              10.25%
              Worst quarter:          3rd Qtr 1997              -3.41%
  ---------------------------------------------------------------------------

  The above chart gives some indication of the risks of investing in the Fund.

----------------------------------------


      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR NESTEGG 2020 FUND'S MASTER
                                    PORTFOLIO


                        1995        1996        1997         1998
Percentage             28.05%      14.05%      21.70%       20.48%

   ---------------------------------------------------------------------------

         Best  quarter:         4th Qtr 1998              14.68%
         Worst quarter:         3rd Qtr 1998              -6.54%
   ---------------------------------------------------------------------------


The above chart gives some indication of the risks of investing in the Fund.


      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR NESTEGG 2030 FUND'S
                                MASTER PORTFOLIO



                        1995        1996        1997         1998
Percentage             31.53%      16.10%      25.12%       23.15%

   ---------------------------------------------------------------------------

        Best  quarter:          4th Qtr 1998              18.06%
        Worst quarter:          3rd Qtr 1998              -9.02%
   ---------------------------------------------------------------------------

The above chart gives some indication of the risks of investing in the Fund.

----------------------------------------



                         BAR CHART AND PERFORMANCE TABLE
                         -------------------------------

      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR NESTEGG 2040 FUND'S
                                MASTER PORTFOLIO


                        1995        1996        1997         1998
Percentage             33.08%      19.12%      27.29%       26.10%


---------------------------------------------------------------------------
        Best  quarter:          4th Qtr 1998               21.80%
        Worst quarter:          3rd Qtr 1998              -11.53%
---------------------------------------------------------------------------

The above chart gives some indication of the risks of investing in the Fund.


                                      AVERAGE ANNUAL TOTAL RETURNS
                                     (for the periods ending December 31, 1998)

                                      Master Portfolio   Past Year                     Since Inception
                                      Inception
                                      .................. .............. .............. ...................

2000 Master Portfolio                 3/1/94             7.24%                         8.69%
                                      .................. .............. .............. ...................

2010 Master Portfolio                 3/1/94             10.47%                        13.11%
 ..................................... .................. .............. .............. ...................

2020 Master Portfolio                 3/1/94             12.71%                        16.05%
 ..................................... .................. .............. .............. ...................

2030 Master Portfolio                 3/1/94             14.37%                        18.28%
 ..................................... .................. .............. .............. ...................

2040 Master Portfolio                 3/1/94             16.26%                        20.57%
 ..................................... .................. .............. .............. ...................

LEHMAN AGGREGATE BOND INDEX           3/1/94             8.69%                         7.63%
 ..................................... .................. .............. .............. ...................

WILSHIRE 5000 EQUITY INDEX            3/1/94             23.43%                        22.40%
 ..................................... .................. .............. .............. ...................

LIPPER FLEXIBLE PORTFOLIO INDEX       3/1/94             16.52%                        13.98%
 ..................................... .................. .............. .............. ...................

----------------------------------------


FEES AND EXPENSES
-----------------

As an investor in each NestEgg Fund,
you will pay the following fees and                                     NESTEGG         NESTEGG
expenses when you buy and hold                                          2000            2000
shares. Annual Fund operating                                           2010            2010
expenses are paid out of Fund assets,                                   2020            2020
and are reflected in the share price.                                   2030            2030
                                                                        2040            2040
                                                                        FUNDS           FUNDS

                                                                        PREMIUM         SERVICE
                                           Shareholder Transaction      SHARES          SHARES
                                           Expenses (fees paid by you
                                           directly)                    None            None


                                           ............................ ............... ..............

                                           Annual Fund Operating
                                           Expenses (fees paid from     PREMIUM         SERVICE
                                           Fund assets)                 SHARES          SHARES
                                           ............................ ............... ..............

                                           Management fee               0.70%            0.70%
                                           ............................ ............... ..............

                                           Distribution (12b-1) fee1    0.75%           0.25%
                                           ............................ ............... ..............

                                           Other expenses(2)            2.95%           2.95%
                                           ............................ ............... ..............

                                           Total Fund
                                           Operating expenses(3)        4.40%           3.90%
                                           ............................ ............... ..............

                                           Fee Waiver/Expense           2.90%           2.40%
                                           Reimbursement(4)
                                           ............................ ............... ..............

                                           Net Expenses                 1.50%           1.50%
                                           ............................ ............... ..............


(1) BISYS is currently contractually waiving its entire Distribution Fee.

(2) Includes a fee of 0.25% for shareholder servicing. INTRUST is reimbursing expenses in excess of 0.80 % through February 28, 2000.

(3) The NestEgg Funds each pay BISYS a 0.20% administration fee and each Master Portfolio pays advisory and administrative fees, of which each NestEgg Fund bears its pro-rata portion. The Fund's Board of Trustees believes that the aggregate per share expenses of each NestEgg Fund and the respective Master Portfolio will be approximately equal to the expenses such Fund would incur if its assets were invested directly in securities of its own portfolio. Management fees are 0.55% at the Master Portfolio level and 0.15% at the Fund level.

(4) INTRUST is currently contractually reimbursing expenses of the Funds in order to limit total expenses to 1.50% through February 28, 2000.

----------------------------------------


 EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES WITH THOSE OF OTHER FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE
FOLLOWING:

    - $10,000 INVESTMENT
    - 5% ANNUAL RETURN
    - REDEMPTION AT THE END OF EACH PERIOD
    - NO CHANGES IN THE NESTEGG FUND'S OPERATING EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON FEBRUARY 28, 2000.

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.

             NESTEGG FUND            1          3          5         10
            SERVICE SHARES         Year       Years      Years      Years

            NESTEGG        2000    $153       $969      $1,803     $3,970
                           2010    $153       $969      $1,803     $3,970
                           2020    $153       $969      $1,803     $3,970
                           2030    $153       $969      $1,803     $3,970
                           2040    $153       $969      $1,803     $3,970
       ......................... .......... .......... .......... ..........

            PREMIUM SHARES

            NESTEGG        2000    $153      $1,069     $1,996     $4,364
                           2010    $153      $1,069     $1,996     $4,364
                           2020    $153      $1,069     $1,996     $4,364
                           2030    $153      $1,069     $1,996     $4,364
                           2040    $153      $1,069     $1,996     $4,364
       ......................... .......... .......... .......... ..........

RISK/RETURN SUMMARY OF THE MONEY MARKET FUND
--------------------------------------------

INVESTMENT OBJECTIVES                   The Fund's objective is to provide
                                        investors current income, liquidity and
                                        the maintenance of a stable net asset
                                        value of $1.00 per share.

PRINCIPAL INVESTMENT STRATEGIES         The Fund invests primarily in high
                                        quality, U.S. dollar-denominated
                                        short-term obligations which present
                                        minimal credit risks.

                                        The Fund invests in commercial paper,
                                        asset-backed securities, obligations of
                                        financial institutions and other
                                        high-quality money market instruments
                                        that mature in thirteen months or less
                                        including:

                                        -         U.S. Government Obligations

                                        -         Commercial Paper

                                        -         Master Demand Notes

                                        -         Loan Participation Interests

                                        -         Medium-Term Notes

                                        -         Funding Agreements

                                        -         Yankee Dollar Bank
                                                  Certificates of Deposit

                                        -         Euro Dollar Bank Certificates
                                                  of Deposit

                                        -         Time Deposits

                                        -         Bankers' Acceptances

                                        -         Asset-Backed Securities

                                        -         Repurchase Agreements

                                        Descriptions of these other securities
                                        which the Fund may purchase are included in the Statement of Additional Information. The Fund will only buy securities with the following credit qualities:

                                        -         rated in the highest
                                                  short-term categories by two
                                                  rating organizations, such as
                                                  "A-1" by S&P and "P-1" by
                                                  Moody's at the time of
                                                  purchase;

                                        -         rated in the highest
                                                  short-term category by one
                                                  rating organization if the
                                                  securities are rated only by
                                                  one rating organization; or


                                        -         unrated securities that are
                                                  determined to be of equivalent
                                                  quality by the Adviser
                                                  pursuant to guidelines
                                                  approved by the Board and
                                                  subject to ratification by the
                                                  Board.

                                        The Fund invests more than 25% of its
                                        total assets in obligations issued by
                                        the banking industry. However, for
                                        temporary defensive purposes during
                                        periods when the Adviser believes that
                                        maintaining this concentration may be
                                        inconsistent with the best interest of
                                        shareholders, the Fund will not maintain this concentration. The Fund's policy of

--------------------------------------------


                                        concentration in the banking industry
                                        increases the Fund's exposure to market
                                        conditions prevailing in that industry.

PRINCIPAL INVESTMENT RISKS              The Money Market Fund attempts to
                                        maintain the net asset value of its
                                        shares at a constant $1.00 per share,
                                        although there can be no assurance that
                                        the Money Market Fund will always be
                                        able to do so. Although investments in
                                        mutual funds involve risk, investing in
                                        money market portfolios like the Fund is generally less risky than investing in other types of funds. This is because the Fund invests only in high-quality securities, limits the average maturity of the portfolio to 90 days or less, and limits the maturity of any security to no more than thirteen months. The Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Fund invests. Investors in the Fund should also be aware of the following risks:

INTEREST RATE RISK                      Interest rate risk is the chance that
                                        the value of the bonds the Fund holds
                                        will decline due to rising interest
                                        rates. When interest rates rise, the
                                        price of most bonds goes down. When
                                        interest rates go down, bond prices go
                                        up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

      CREDIT RISK                       Credit risk is the chance that a bond
                                        issuer will fail to repay interest and
                                        principal in a timely manner, reducing
                                        the Fund's return. Credit risk is
                                        somewhat minimized by the Fund's policy
                                        of investing primarily in bonds rated
                                        within the three highest long-term or
                                        two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among issuers and industries.

PREPAYMENT RISK                         The Fund's investments in
                                        mortgage-related securities are subject
                                        to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to lower return upon subsequent reinvestment of the principal.

--------------------------------------------


           INCOME RISK                  Income risk is the chance that falling
                                        interest rates will cause the Fund's
                                        income to decline. Income risk is
                                        generally higher for short-term bonds.



FOREIGN INVESTING RISK                  Investing in foreign securities will
                                        involve certain additional risks,
                                        including: 1) foreign banks and
                                        companies generally are not subject to
                                        regulatory requirements comparable to
                                        those applicable to U.S. banks and 2)
                                        companies and political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities.

      ADDITIONAL RISKS                  The Money Market Fund's policy of
                                        concentrating in the banking industry
                                        could increase the Fund's exposure to
                                        economic or regulatory developments
                                        relating to or affecting banks. Banks
                                        are subject to extensive governmental
                                        regulation which may limit both the
                                        amounts and types of loans and other
                                        financial commitments they can make and
                                        the interest rates and fees they can
                                        charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

WHO MAY WANT TO INVEST?                 Consider investing in the Fund if you:

                                        [ ]   ARE SEEKING PRESERVATION OF
                                              CAPITAL

                                        [ ]   HAVE A LOW RISK TOLERANCE

                                        [ ]   ARE WILLING TO ACCEPT LOWER
                                              POTENTIAL RETURNS IN EXCHANGE FOR
                                              A HIGH DEGREE OF SAFETY

                                        [ ]   ARE INVESTING SHORT-TERM RESERVES

                                        This Fund will not be appropriate for
                                        anyone:
                                        [ ]   SEEKING HIGH TOTAL RETURNS
                                        [ ]   PURSUING A LONG-TERM GOAL OR
                                              INVESTING FOR RETIREMENT

--------------------------------------------


                          BAR CHART AND PERFORMANCE TABLE
                          -------------------------------

                TOTAL RETURN AS OF 12/31/98 FOR SERVICE CLASS SHARES



                                  1998
Percentage                        5.09%


----------------------------------------------------------------------------
              Best  quarter:         Q3 1998     +1.28%
              Worst quarter:         Q4 1998     +1.20%
----------------------------------------------------------------------------

The chart on this page shows how the Money Market Fund has performed during its first full calendar year and the table includes performance information since its inception. This information gives some indication of the risks of an investment in the Fund.


The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public. Both the table and the chart assume reinvestment of dividends and reflect voluntary fee reductions. Without voluntary fee reductions, the Fund's performance would have been lower. Of course, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                  (for the periods ending December 31, 1998)*

                                  Fund or Class    Past Year   Since Inception
                                  Inception
                                  ---------------------------------------------

Service Class                     1/23/97          5.09%       5.08%
--------------------------------------------------------------------------------

* For current yield information on the Fund, call 1-888-266-8787. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.


FEES AND EXPENSES
As an investor in the Money Market
Fund, you will pay the following fees      Shareholder Transaction      SERVICE        PREMIUM
and expenses when you buy and hold         Expenses (fees Paid by you   SHARES         SHARES
shares. Annual Fund operating              directly)
expenses are paid out of Fund assets,                                   None           None
and are reflected in the share price.
                                           ............................ .............. ..............
                                           Annual Fund Operating
                                           Expenses (fees paid from     SERVICE        PREMIUM
                                           Fund assets)                 SHARES         SHARES
                                           ............................ .............. ..............

                                           Management Fee (1),(3)       0.25%         0.25%
                                           ............................ .............. ..............

                                           Distribution (12b-1)
                                            fee (2),(3)                 0.25%          0.75%
                                           ............................ .............. ..............

                                           Other Expenses               0.52%          1.02%
                                           ............................ .............. ..............

                                           Total Fund
                                           Operating Expenses           1.02%          2.02%
                                           ............................ .............. ..............

                                           Fee Waivers(1),(2),(3)       0.35%          0.85%
                                           ............................ .............. ..............

                                           Net Expenses(3)              0.67%          1.17%
                                           ............................ .............. ..............


(1) INTRUST Bank is currently contractually limiting its advisory fees paid by the Fund on an annual basis to 0.15%.
(2)       BISYS is currently contractually waiving its entire Distribution fee.
(3) The contractual expense limitations are in effect through October 31, 1999.

--------------------------------------------


EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES WITH THOSE OF OTHER FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE
FOLLOWING:

    - $10,000 INVESTMENT
    - 5% ANNUAL RETURN
    - REDEMPTION AT THE END OF EACH PERIOD
    - NO CHANGES IN THE FUND'S OPERATING EXPENSES EXCEPT EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON OCTOBER 31, 1999 THE FUND'S FISCAL YEAR END.

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.

       MONEY MARKET FUND             1          3          5         10
                                   Year       Years      Years      Years
       SERVICE SHARES               $68       $290       $529      $1,216
       ---------------------------------------------------------------------

       PREMIUM SHARES              $119       $551      $1,010     $2,280
       ---------------------------------------------------------------------



RISK/RETURN SUMMARY
================================================================================

ADDITIONAL RISKS TO THE FUNDS


Year 2000 and the Funds. Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Funds have been informed that the Adviser and the Funds' other service providers (i.e., Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness.

In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Noncompliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Funds have no reason to believe that (1) the Year 2000 plans of the Adviser and the Funds' other service providers will not be completed by December 1999, and
(2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Funds or their service providers. In addition, the Year 2000 problem may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Funds' service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Funds or their service providers.

The Funds and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back up computer services in the event of a systems failure.


Derivatives. Index futures contracts and options on index futures contracts are generally considered derivatives--they derive their value from the prices of the indexes. The floating rate or variable rate bonds that the Funds may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices. The Funds offset this exposure to increased loss with bank deposits or money market investments, stable holdings that offset the potential volatility of their derivative investments, as required by the Securities and Exchange Commission.

Euro Introduction. The European Monetary Union's introduction of a single European currency, the Euro, on January 1, 1999 creates certain uncertainties, including the legal treatment of certain outstanding financial contracts that refer to existing currencies and the creation of suitable clearing and settlement payment systems for the new currency. These or other related factors could cause market disruptions even now, after the introduction of the Euro. The Funds understand that the Adviser and other key providers are taking steps to address Euro-related issues.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
================================================================================


                                  NESTEGG FUNDS
--------------------------------------------------------------------------------

THE NESTEGG GOAL
With their comprehensive and methodical allocation strategies, the NestEgg Funds can serve as the core of an investor's portfolio, not just as one element.

The NestEgg Funds seek to provide an asset allocation strategy designed to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. We attempt to manage the investment risk in each NestEgg Fund for investors whose time horizons correspond to the decade in the NestEgg Fund's name: NestEgg 2000 for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2000; and NestEgg 2040 for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040.

THE BGFA INVESTMENT MODEL
Each NestEgg Fund seeks to achieve its goal through an investment strategy that relies on BGFA's proprietary investment model. The model, developed in 1993 and continuously refined, combines:

-         exhaustive data on the returns of the world's equity and bond markets

-         the statistical risk of losses in each of these markets

- information on how these risks correlate: whether, for example, the cyclical ups and downs in one market, such as bonds, tend to moderate or amplify the cyclical ups and downs in another, such as stocks of large US companies


The model sets the NestEgg Funds' strategic allocation targets. From an extensive database, it calculates the expected return over time for a range of asset allocations. Then the model selects the allocation, or investment mix, with the highest expected return for a statistically determined risk of loss.

A NestEgg Fund's allocation may shift significantly in response to changing market conditions--since the Funds' investment approach allows us to adjust the strategic allocation according to short-term investment considerations. If research reveals that opportunities in a particular stock or bond market seem unusually attractive, we may add to that market's model allocation. Conversely, if research reveals that opportunities in a market do not support long-term expectations, or do not measure up to opportunities elsewhere, we may reduce the allocation suggested by the model.

Long-term strategic considerations generally account for about 75% of a NestEgg Fund's asset allocation and the short-term outlook accounts for about 25%.

HOW IT WORKS: SPENDING YOUR "RISK BUDGET" WISELY
One way to understand how we adjust NestEgg Funds' asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Each Fund's analysis of investor needs begins from how much its investors can afford to lose--not from their investments' likely returns. This tolerance for loss is the Fund's risk budget.

Different investment allocations can have the same risk of loss, but with different expected returns. We seek the allocation that offers the highest expected return while keeping within a Fund's risk budget. In other words, we seek the highest expected return in exchange for the risk we believe the Funds' investors are willing to take.

Remember, expected returns are not guaranteed returns. They are average projections based on our research and accepted principles of market behavior. Likewise, statistically determined risk is not a projection of potential loss. It covers the most likely scenarios, but it does not cover all possible losses.

PRINCIPAL INVESTMENTS
The charts below illustrate the actual asset allocation as of year-end 1998 for each NestEgg Fund. They demonstrate the far-reaching diversity of a NestEgg investment.

NESTEGG ASSET WEIGHTINGS
(as of December 31, 1998)

   NESTEGG 2000    NESTEGG 2010    NESTEGG 2020    NESTEGG 2030   NESTEGG 2040

PIE CHARTS TK
(broken into 5 classes)

The   NestEgg Funds invest in all the following widely recognized asset classes:

-     money market instruments

-     bonds

-     stocks of the largest US companies

-     stocks of all other publicly traded US corporations

-     stocks that trade outside the United States

Within stocks and bonds are sub-categories of securities whose performance correlates closely:

- US government bonds, bonds issued by corporations, mortgage-backed bonds and foreign bonds form four separate sub-categories of bond investments.

- US stocks, excluding the largest, can be divided according to the value of their traded stock (or capitalization), into mid-cap and small-cap groupings.

- Utilities--closely regulated power generating companies--are generally mid-size, but their performance has differed enough from other mid-cap stocks to warrant a distinct grouping.

- Micro-cap stocks--the smallest 5% of publicly traded companies--constitute their own grouping apart from the rest of the small-cap universe.

- We can cut each of the stock capitalization groupings in half according to their price-to-book ratio--the ratio of the value of their traded stock to the book value of their plant, equipment and other tangible assets. We consider the half with the higher price-to-book ratio growth stocks and the half with the lower price-to-book ratio value stocks.

Conventional asset allocation targets only the three broadest asset classes--money market investments, bonds and stocks. Comprehensive asset allocation distributes investments methodically among the full range of asset classes. The charts below list the indexes we have adopted or constructed to track the performance of each of the asset classes in which the NestEgg Funds may invest.


INVESTMENT-GRADE BOND MARKET INDEXES

-------------------------------------- --------------------------------------- -----------------------------
            SUB-CATEGORY                           MATURITY RANGE                INDEX PROVIDER
-------------------------------------- --------------------------------------- -----------------------------
Long-term government                   10 years or more                        Lehman Brothers*
-------------------------------------- --------------------------------------- -----------------------------
Intermediate-term government           More than 1 year/                       Lehman Brothers
                                       less than 10 years
-------------------------------------- --------------------------------------- -----------------------------
Long-term corporate                    10 years or more                        Lehman Brothers
-------------------------------------- --------------------------------------- -----------------------------
Intermediate-term corporate            More than 1 year/                       Lehman Brothers
                                       less than 10 years
-------------------------------------- --------------------------------------- -----------------------------
Mortgage-backed**                      More than 1 year                        Lehman Brothers
-------------------------------------- --------------------------------------- -----------------------------
Non-US world government                One year or more                        Salomon Brothers
-------------------------------------- --------------------------------------- -----------------------------

* Lehman Brothers, Inc. and Salomon Brothers do not sponsor the NestEgg Funds or their Master Portfolios, nor are they affiliated in any way with Barclays Global Fund Advisors.

** All fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation.

      INVESTMENT-GRADE BONDS rank in the four highest categories, according to the statistical criteria established by rating services, such as Moody's Investors Service and Standard & Poor's Corp., to determine a bond's creditworthiness and a bond issuer's financial strength.

      MATURITY measures the number of years from the time a borrower issues a bond to the date when the borrower must fully repay the loan, interest included.


STOCK MARKET INDEXES

         -------------------- --------------------- -------------------------- ------------------------------
           CAPITALIZATION         GROWTH/VALUE            STOCK MARKET                INDEX PROVIDER
         -------------------- --------------------- -------------------------- ------------------------------
         Large                Value                 United States              S&P/BARRA*
         -------------------- --------------------- -------------------------- ------------------------------
         Large                Growth                United States              S&P/BARRA
         -------------------- --------------------- -------------------------- ------------------------------
         Large                Both                  Major world markets,       Morgan Stanley Capital
                                                      excluding Japan            International**
         -------------------- --------------------- -------------------------- ------------------------------
         Large                Both                  Japan                      Morgan Stanley Capital
                                                                                 International
         -------------------- --------------------- -------------------------- ------------------------------
         Medium               Value                 United States              BGFA
         -------------------- --------------------- -------------------------- ------------------------------
         Medium               Growth                United States              BGFA
         -------------------- --------------------- -------------------------- ------------------------------
         Medium               Electrical power      United States              BGFA
                                and utility
                                companies
         -------------------- --------------------- -------------------------- ------------------------------
         Small                Value                 United States              BGFA
         -------------------- --------------------- -------------------------- ------------------------------
         Small                Growth                United States              BGFA
         -------------------- --------------------- -------------------------- ------------------------------
         Smallest 5%          Both                  United States              BGFA
         -------------------- --------------------- -------------------------- ------------------------------

       *   TK: S&P AND BARRA DISCLAIMER
       **  TK: MSCI DISCLAIMER

OPTIMIZING THE NESTEGG FUNDS' INVESTMENTS
In the case of some asset categories, most notably US large capitalization growth and value stocks, the NestEgg Funds can literally own every stock listed in the index. Many of the other indexes consist of thousands of securities. The NestEgg Funds as a practical matter cannot hold them all. Instead, we employ a technique known as optimization. We select a group of securities whose diversity, fundamental characteristics and typical risks and returns will closely match the index as a whole. Including a particular security in one of the NestEgg Funds should in no way imply our opinion as to its attractiveness as an investment on its own.


Just as the NestEgg Funds may not invest in all the securities in the indexes, they may invest in securities not included in any index. They may, for instance, invest in American and European DEPOSITARY RECEIPTS to gain access to foreign stock markets. They may also invest in INDEX FUTURES CONTRACTS and OPTIONS on futures contracts. This tactic can reduce the costs associated with direct investing. It also allows the Funds to approach the returns of a fully invested portfolio while keeping cash on hand to meet the Funds' requirements.

Nor does every NestEgg Fund have to invest in every available index. Indeed, until a NestEgg Fund has reached a net asset level of $100 million to $150 million, it is unlikely to invest in all the asset classes. More importantly, every asset category may not be appropriate for every Fund. Some may be too volatile for the NestEggFunds with relatively short time horizons. Others may not offer enough expected return for Funds with relatively distant time horizons.

         DEPOSITARY RECEIPTS are receipts for shares of foreign stocks held on deposit in US banks or banks of major European countries. The receipts trade on the US or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults.

         INDEX FUTURES CONTRACTS are contracts to pay a fixed amount for each point change in a particular market index between the purchase date and the agreed-upon delivery date. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference in cash between the contract price and the market price on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher.

         Unlike futures, which obligate both buyer and seller, OPTIONS obligate only one of the parties to the transaction. They grant the one party a right, for a price, either to buy or sell at a fixed sum any time up to an agreed-upon expiration date.

THE NESTEGG FUNDS' MONEY MARKET INVESTMENTS
The Funds' money market investments consist of high-quality, short-term debt obligations selected for their safety record and ability to maintain value. They all must have remaining maturities of 397 days (about 13 months) or less. They include:

- US government debt securities

- foreign and domestic bank obligations

- corporate borrowings with less than a year to maturity

- REPURCHASE AGREEMENTS

REPURCHASE AGREEMENTS obligate a seller of US government or other high-quality securities to buy them back from one of the Funds within a specified period of time at an agreed-upon price.

FUND MANAGEMENT
===============================================================================

THE INVESTMENT ADVISER

INTRUST Bank N.A., 105 North Main Street, Box One, Wichita, Kansas 67202 is the Adviser for the Funds. Through its portfolio management team, INTRUST Bank makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

For these advisory services, the NestEgg Funds paid advisory fees during their fiscal year ended February 28, 1999 and the Money Market Fund paid advisory fees during its fiscal year ended October 31, 1998 as follows:

================================================================================
                                                        PERCENTAGE OF AVERAGE
                                                        NET ASSETS AS OF MOST
                                                       RECENT FISCAL YEAR END
--------------------------------------------------------------------------------
NestEgg 2000 Fund                                               0.70%
--------------------------------------------------------------------------------

NestEgg 2010 Fund                                               0.70%
--------------------------------------------------------------------------------

NestEgg 2020 Fund                                               0.70%
--------------------------------------------------------------------------------

NestEgg 2030 Fund                                               0.70%
--------------------------------------------------------------------------------

NestEgg 2040 Fund                                               0.70%
--------------------------------------------------------------------------------

The Money Market Fund                                           0.15%
--------------------------------------------------------------------------------

INTRUST Bank waived a portion of its contractual fees with the Money Market Fund and NestEgg Funds for the most recent fiscal year. Contractual fees (without waivers) are: each NestEgg Fund, 0.70%; and the Money Market Fund, 0.25%.

Paul D. Worth, Vice President at INTRUST Bank, is responsible for the day-to-day management of the Funds. Mr. Worth has over 12 years of experience in the investment and trust industry, including the development of equity investment services and individual portfolio and relationship management.

ADVISER TO THE MASTER PORTFOLIOS

BGFA serves as investment adviser to each Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a wholly-owned subsidiary of Barclays Global Investors,N.A.("BGI") which, in turn, is an indirect subsidiary of Barclays Bank PLC ("Barclays"). BGFA is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 1998, BGI and its affiliates, including BGFA, provided investment advisory services for approximately $650 billion of assets. Each Master Portfolio has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of such Master Portfolio's average daily net assets as compensation for its advisory services.

BGI, BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

THE SUBADVISER AND MONEY MARKET FUND

AMR INVESTMENT SERVICES, INC. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., serves as the subadviser to the Money Market Fund. AMR was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR.

The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services is the Funds' Distributor. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

SHAREHOLDER INFORMATION
===============================================================================

PRICING OF FUND SHARES
----------------------

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                          NAV =

                               TOTAL ASSETS - LIABILITIES
                               --------------------------
                                    Number of Shares
                                       Outstanding

1.    NAV is calculated separately for the Premium Shares and Service Shares.

2. You can find most Funds' NAV daily in The Wall Street Journal and other newspapers.

NESTEGG FUNDS

Per share net asset value (NAV) for each NestEgg Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open. Share prices may fluctuate on days when purchases and sales cannot take place.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund This is what is known as the offering price.

Each NestEgg Fund's investment in the corresponding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding NestEgg Fund.

Each Master Portfolio's security is generally valued at current market prices. If market quotations are not available, prices will be valued at fair value as determined in good faith by or at the direction of the MIP Board of Trustees.

MONEY MARKET FUND

The Fund's NAV is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 12 noon, Eastern time on days the New York Stock Exchange is open. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PURCHASING AND ADDING TO YOUR SHARES
------------------------------------

You may purchase Funds through the Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

    ACCOUNT TYPE             MINIMUM                  MINIMUM
                        INITIAL INVESTMENT     SUBSEQUENT INVESTMENT
    Regular
    (non-retirement)         $ 1,000                    $ 50

    Retirement (IRA           $  250                    $ 50

    Automatic
    Investment Plan          $ 1,000                    $ 50


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders


-------------------------------------------------------------------------------
Avoid 31% Tax Withholding

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
-------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

Initial Investment:
1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.   Make check, bank draft or money order payable to "INTRUST Funds Trust."
3.   Mail to: INTRUST Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

Subsequent Investments:
1.    Use the investment slip attached to your account statement.
      Or, if unavailable,
2.    Include the following information on a piece of paper:
      - Fund name
      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

3.    Mail to: INTRUST Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

------------------------------------


BY OVERNIGHT SERVICE

See instructions 1-2 above for subsequent investments.
3.   Send to:  INTRUST Funds,
     c/o BISYS Fund Services,
     ATTN:  T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call (888) 266-8787. Your account can generally be set up for electronic purchases within 15 days.

Call (888) 266-8787 to arrange a transfer from your bank account.

                                            ELECTRONIC VS. WIRE TRANSFER


                                            Wire transfers allow financial
                                            institutions to send funds to each
                                            other, almost instantaneously. With
                                            an electronic purchase or sale, the
                                            transaction is made through the
                                            Automated Clearing House (ACH) and
                                            may take up to eight days to clear.
                                            There is generally no fee for ACH
                                            transactions.
                                            -----------------------------------



BY WIRE TRANSFER

NOTE:  YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

Please phone the Funds at (888) 266-8787 for instructions on opening an account or purchasing additional shares by wire transfer.

--------------------------------------------------------------------------------
You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.
--------------------------------------------------------------------------------

------------------------------------

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

To invest regularly from your bank account:

- Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:
-     Your bank name, address and account number
-     The amount you wish to invest automatically (minimum $50)
- When you want to invest (on either the fifth or twentieth day of each month)
-     Attach a voided personal check.


-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
---------------------------

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Service Class shares than for Premium Class shares, because Premium Class shares are subject to higher shareholder servicing expenses. Capital gains are distributed at least annually.

    DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION
                      DATE, SOME OF YOUR INVESTMENT WILL BE
                 RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

--------------------------------------------------------------------------------

SELLING YOUR SHARES
-------------------

INSTRUCTIONS FOR SELLING SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares below."

--------------------------------------------------------------------------------
WITHDRAWING MONEY FROM YOUR
 FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.
--------------------------------------------------------------------------------

By telephone                          1. Call (888) 266-8787 with instructions
(unless you have declined                as to how you wish to receive your
telephone sales privileges)              funds (mail, wire, and electronic
                                         transfer).
-------------------------------------------------------------------------------
By mail                               1. Call (888) 266-8787 to request
                                         redemption forms or write a letter of
                                         instruction indicating:
                                      -  your Fund and account number
                                      -  amount you wish to redeem
                                      -  address where your check should be sent
                                      -  account owner signature
                                      2. Mail to:
                                         INTRUST Funds
                                         P.O. Box 182498
                                         Columbus, OH 43219-2498
-------------------------------------------------------------------------------
By overnight service                  See instruction 1 above.
                                      2. Send to
                                         INTRUST Funds
                                         c/o BISYS Fund Services
                                         ATTN: T.A. Operations
                                         3435 Stelzer Road
                                         Columbus, OH 43219

-------------------------------------------------------------------------------
Wire transfer                         Call (888) 266-8787 to request a wire
You must indicate this option         transfer.
on your application.
                                      If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

Note: Your financial
institution may charge a
separate fee.

-------------------

Electronic Redemptions                Call (888) 266-8787 to request an
                                      electronic redemption.

Your bank must participate in         If you call by 4 p.m. Eastern time, the
the Automated Clearing House          NAV of your shares will normally be
(ACH) and must be a U.S. bank.        determined on the same day and the
                                      proceeds  credited within 8 days.

Your bank may charge for
this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100. To activate this feature:

- Make sure you've checked the appropriate box on the Account Application. Or call (888) 266-8787.
-     Include a voided personal check.
-     Your account must have a value of $10,000 or more to start withdrawals.
- If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

REDEMPTION BY CHECK WRITING -- THE MONEY MARKET FUND

Each month you may write checks in amounts of $ 500 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance of $500 and you may not close your Money Market Fund account by writing a check.


GENERAL POLICIES ON SELLING SHARES
----------------------------------

REDEMPTIONS IN WRITING REQUIRED
You must request redemption in writing in the following situations:
1. Redemptions from Individual Retirement Accounts ("IRAs").
2. Redemption requests requiring a signature guarantee, which include each of the following.
      -     Redemptions over $10,000
      - Your account registration or the name(s) in your account has changed within the last 15 days
      -     The check is not being mailed to the address on your account
      -     The check is not being made payable to the owner of the account
      - The redemption proceeds are being transferred to another Fund account with a different registration.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, credit union, clearing agency, or savings association.

VERIFYING TELEPHONE REDEMPTIONS
The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

GENERAL POLICIES ON SELLING SHARES
----------------------------------

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

REDEMPTION IN KIND
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days from written notice by the Fund to you, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS
For any shareholder who chooses to receive distributions in cash:
If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES
---------------------------------------

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

------------------------------------------------------------------------------------------------------
                                      SERVICE CLASS                       PREMIUM CLASS
------------------------------------------------------------------------------------------------------
Sales Charge (Load)                   None.                               None.
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fee              Subject to annual distribution      Subject to annual distribution
                                      fees of  up to 0.25% of the         fees of up to 0.75% of the
                                      Fund's total assets.                Fund's assets.
------------------------------------------------------------------------------------------------------
Fund Expenses                         Lower annual expenses than          Higher annual expenses than
                                      Premium Class shares.               Service Class shares.
------------------------------------------------------------------------------------------------------

DISTRIBUTION (12b-1) FEES
-------------------------

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

Premium Class shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of a Fund. Service Class shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because the 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

SERVICE ORGANIZATION FEES
-------------------------

Service Organization fees compensate various banks, trust companies, broker-dealers and other financial organizations for administrative services such as maintaining shareholder accounts and records for those investors purchasing shares through these channels.

- Premium and Service Class shareholders pay a service organization fee of up to 0.08% of the daily net assets of a Fund.

- Premium Class shareholders may pay a service organization fee of up to 0.50% of the daily net assets of a Fund for services such as record keeping, communication with and education of shareholders, and asset allocation services.

MASTER-FEEDER FUND ARRANGEMENTS
-------------------------------

Each NestEgg Fund operates under a master-feeder structure. This means that each NestEgg Fund seeks its investment objective by investing all of its investable assets in another investment company with the same investment objective. Each NestEgg Fund invests all of its assets in a corresponding Master Portfolio (each a "Master Portfolio"), each a series of Master Investment Portfolio. Each NestEgg Fund may withdraw its assets from the Master Portfolio and invest its assets in another investment company or, alternatively, it may hire INTRUST or any other investment adviser to manage the NestEgg Fund's assets directly if the Fund's Board of Trustees determines that this action would be in the shareholders' best interests.

DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the NestEgg Funds are paid quarterly. Dividends on the Money Market Fund are paid monthly. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may subject to applicable taxes.

Dividends are taxable as ordinary income. Taxation on capital gains will vary with the length of time the Fund has held the security - not how long the shareholder has been in the Fund.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

----------------------------------

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

EXCHANGING YOUR SHARES
----------------------

INSTRUCTIONS FOR EXCHANGING SHARES

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to INTRUST Funds, P.O. Box 182498, Columbus OH 43219-2498, or by calling (888) 266-8787. Please provide the following information:

-    Your name and telephone number
-    The exact name on your account and account number
-    Taxpayer identification number (usually your Social Security number)
-    Dollar value or number of shares to be exchanged
-    The name of the Fund from which the exchange is to be made
-    The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

NOTES ON EXCHANGES

- The registration and tax identification numbers of the two accounts must be identical
- The Exchange Privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.
-     No transaction fees are charged for exchanges.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each of the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate than an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the Money Market Fund have been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in INTRUST Funds' Annual Report. The financial highlights for the NestEgg Funds have also been audited by KPMG LLP, whose report, along with the Funds' financial statements are included in the NestEgg Funds Annual Report.

NESTEGG FUNDS FINANCIAL HIGHLIGHTS

                                                         NESTEGG                 NESTEGG                   NESTEGG
                                                          2000                    20100                     2020
                                                          FUND                     FUND                     FUND
                                                    ---------------------------------------------------------------------
                                                     PERIOD ENDED (a)        PERIOD ENDED (a)         PERIOD ENDED (a)
                                                    FEBRUARY 28, 1999       FEBRUARY 28, 1999         FEBRUARY 28, 1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $            10.00      $            10.00       $             10.00
                                                    -------------------     -------------------      --------------------
INVESTMENT ACTIVITIES:
    Net investment income
    Net realized and unrealized gain/(loss)
    from investments
                                                    -------------------     -------------------      --------------------
    Total from Investment Activities
                                                    -------------------     -------------------      --------------------

    Net change in net asset value per share
                                                    -------------------     -------------------      --------------------

NET ASSET VALUE, END OF PERIOD                      $                       $                        $
                                                    ===================     ===================      ====================

TOTAL RETURN                                                           (b)                     (b)                       (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                     $                       $                        $
Ratios to average net assets: (d)
    Expenses                                                           (c)                     (c)                       (c)
    Net investment income                                              (c)                     (c)                       (c)
    Expenses*                                                          (c)                     (c)                       (c)
    Net investment income*                                             (c)                     (c)                       (c)

---------------------------------

* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.
(d) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding NestEgg Master Investment Portfolios.

NESTEGG FUNDS FINANCIAL HIGHLIGHTS

                                                                         NESTEGG                       NESTEGG
                                                                           2030                         2040
                                                                           FUND                         FUND
                                                                  ----------------------------------------------------
                                                                     PERIOD ENDED (A)             PERIOD ENDED (A)
                                                                    FEBRUARY 28, 1999             FEBRUARY 28, 1999
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $                             $
                                                                  -----------------------       ----------------------
INVESTMENT ACTIVITIES:
    Net investment income
    Net realized and unrealized gain/(loss) from investments
                                                                  -----------------------       ----------------------

    Total from Investment Activities
                                                                  -----------------------       ----------------------

    Net change in net asset value per share
                                                                  -----------------------       ----------------------

NET ASSET VALUE, END OF PERIOD                                    $                             $
                                                                  =======================       ======================

TOTAL RETURN                                                                             (b)                          (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                   $                             $
Ratios to average net assets: (d)
    Expenses                                                                             (c)                          (c)
    Net investment income                                                                (c)                          (c)
    Expenses*                                                                            (c)                          (c)
    Net investment income*                                                               (c)                          (c)

---------------------------------

* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.
(d) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the corresponding NestEgg Master Investment Portfolios.

MONEY MARKET FUND FINANCIAL HIGHLIGHTS

                                                                    MONEY MARKET FUND             MONEY MARKET FUND
                                                                     PERIOD ENDED (a)             PERIOD ENDED (a)
                                                                     OCTOBER 31, 1998             OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $                             $
                                                                  -----------------------       ----------------------
INVESTMENT ACTIVITIES:
    Net investment income
    Net realized and unrealized gain/(loss) from investments
                                                                  -----------------------       ----------------------

    Total from Investment Activities
                                                                  -----------------------       ----------------------

DISTRIBUTIONS:
    Net investment income
                                                                  -----------------------       ----------------------
    Total Distributions
                                                                  -----------------------       ----------------------

NET ASSET VALUE, END OF PERIOD                                    $                             $
                                                                  =======================       ======================

TOTAL RETURN                                                                             (b)                          (b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                   $                             $
Ratios to average net assets:
    Expenses                                                                             (c)                          (c)
    Net investment income                                                                (c)                          (c)
    Expenses*                                                                            (c)                          (c)
    Net investment income*                                                               (c)                          (c)

---------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                           MASTER INVESTMENT PORTFOLIO

The following financial highlights for the Master Investment Portfolio in which the NestEgg Funds currently invest (fiscal years ended February 28, 1999, 1997, 1996 and 1995) include information audited by KPMG LLP.

                                                                         NESTEGG MASTER PORTFOLIO 2000
                                                        --------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28
                                                        --------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
NET ASSETS:
  End of period (in thousands).....................     $ _____         $_____       $_____       $ _____    $ _____

RATIOS: ...........................................       _____%         _____%       _____%        _____%     _____%
  Expenses to average net assets...................       _____%         _____%       _____%        _____%     _____%
  Portfolio turnover rate..........................




                                                                         NESTEGG MASTER PORTFOLIO 2010
                                                        -------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28
                                                        -------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
NET ASSETS:
  End of period (in thousands).....................     $ _____        $ _____      $ _____       $ _____    $ _____

RATIOS: ...........................................       _____%         _____%       _____%        _____%     _____%
  Expenses to average net assets...................       _____%         _____%       _____%        _____%     _____%
  Portfolio turnover rate..........................

                                                                         NESTEGG MASTER PORTFOLIO 2020
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28
                                                        ----------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
NET ASSETS:
  End of period (in thousands).....................     $ _____        $ _____      $ _____       $ _____    $ _____

RATIOS: ...........................................       _____%         _____%       _____%        _____%     _____%
  Expenses to average net assets...................       _____%         _____%       _____%        _____%     _____%
  Portfolio turnover rate..........................


                                                                         NESTEGG MASTER PORTFOLIO 2030
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28
                                                        ----------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
NET ASSETS:
  End of period (in thousands).....................     $ _____        $ _____      $ _____       $ _____    $ _____

RATIOS: ...........................................       _____%         _____%       _____%        _____%     _____%
  Expenses to average net assets...................       _____%         _____%       _____%        _____%     _____%
Portfolio turnover rate............................


                                                                         NESTEGG MASTER PORTFOLIO 2040
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28
                                                        ----------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
NET ASSETS:
  End of period (in thousands).....................    $ _____        $ _____      $ _____       $ _____    $ _____

RATIOS: ...........................................       _____%         _____%       _____%        _____%     _____%
  Expenses to average net assets...................       _____%         _____%       _____%        _____%     _____%
Portfolio turnover rate............................

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:
The Funds' annual and semi-annual reports to shareholders contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE INTRUST FUNDS BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS. OR CONTACT THE FUNDS AT:

                               INTRUST FUNDS TRUST
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                            TELEPHONE: (888) 266-8787

-------------------------------------------------------------------------------

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.
      -     Free from the Commission's Website at http://www.sec.gov.














Investment Company Act file no. 811-7505.

                               INTRUST FUNDS TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

                     INTRUST BANK, N.A.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                     ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION


                                NestEgg 2000 Fund
                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund

                                MONEY MARKET FUND


         This Statement of Additional Information (the "SAI") describes one Money Market Fund ("Money Market Fund") and five NestEgg Funds (each a "Fund", collectively the "NestEgg Funds") offered by INTRUST Funds Trust (the "Trust"). The Trust is a registered investment company that currently offers eleven series, including the Money Market Fund and the NestEgg Funds.

         Each NestEgg Fund invests all of its assets in a separate portfolio (each a "Master Portfolio") of the Master Investment Portfolio ("MIP") having the same investment objective and policies as the NestEgg Funds. Therefore, the investment experience of each NestEgg Fund will correspond directly with the relevant Master Portfolio's investment experience. This two-tiered approach is commonly referred to as a master-feeder fund structure. MIP is an open-end, series investment company consisting of nine series including the Master Portfolios. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolio of each Fund. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios. INTRUST Bank, N.A. serves as investment adviser (the "Adviser") to the Funds. AMR Investment Services, Inc. serves as subadviser to The Money Market Fund.

         Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS, as Distributor to the Funds, as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.


         This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated June 28, 1999 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the NestEgg Funds' Annual Report dated February 28, 1999 and the Money Market Fund's Annual Report dated October 31, 1998 are incorporated by reference to this SAI. The Prospectus and Annual Reports may be obtained without charge by writing the Funds at the address above or calling 1-888-266-8787.


June 28, 1999

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----



FUND HISTORY
------------
                                                                               3
DESCRIPTIONS OF THE FUNDS..............................................
AND THEIR INVESTMENTS AND RISKS........................................        4

PORTFOLIO SECURITIES...................................................        7

RISK CONSIDERATIONS....................................................
MANAGEMENT ............................................................       14

ADMINISTRATION AND FUND ACCOUNTING ....................................       20

EXPENSES ..............................................................       21

DETERMINATION OF NET ASSET VALUE.......................................       22

PORTFOLIO TRANSACTIONS ................................................       23

TAXATION ..............................................................       25

OTHER INFORMATION .....................................................       31



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                  FUND HISTORY
                                  ------------

         The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of eleven separately managed portfolios. Each NestEggFund invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related Fund.


                     FUND                     CORRESPONDING MASTER PORTFOLIO
                     ----                     ------------------------------

               NestEgg 2000 Fund              LifePath 2000 Master Portfolio
               NestEgg 2010 Fund              LifePath 2010 Master Portfolio
               NestEgg 2020 Fund              LifePath 2020 Master Portfolio
               NestEgg 2030 Fund              LifePath 2030 Master Portfolio
               NestEgg 2040 Fund              LifePath 2040 Master Portfolio

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
            --------------------------------------------------------

         INVESTMENT OBJECTIVES. The Master Portfolios consist of five asset allocation funds, each of which is a diversified fund offered by MIP. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds."

         The Master Portfolios seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

         As with all mutual funds, there can be no assurance that the investment objective of each Master Portfolio will be achieved. Each Master Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Portfolio's outstanding voting shares.

         INVESTMENT POLICIES. Each Fund and Master Portfolio has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trusts, as the case may be, at any time.

         The Master Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the NestEgg 2000 Fund plan to retire in the year 2000). As each target date approaches, each NestEgg Fund will invest more conservatively, so that over time, stock investments are reduced and bond and money market investments are increased.

         The NestEgg Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each NestEgg Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each NestEgg Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The NestEgg Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the NestEgg Funds, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

         The Model has broad latitude to allocate the Funds' investments among equity securities, debt securities and money market instruments. The NestEgg Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a NestEgg Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a NestEgg Fund approaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix overtime. The portfolio of investments of each NestEgg Fund is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective NestEgg Fund's investment performance. BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of NestEgg Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each NestEgg Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

         EQUITY SECURITIES. The Master Portfolios seek U.S. equity market exposure through investment in securities representative of the following indices of common stocks:

- The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

- The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

- The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

- The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

- The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

- The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

- The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

- The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

         The Master Portfolios seek foreign equity market exposure through investment in foreign equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indices of foreign equity securities:

- The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

- The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

         The Master Portfolios also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

         DEBT SECURITIES. The Master Portfolios seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

- The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

- The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

- The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

- The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

- The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

     The Master Portfolios seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

- The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

         Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a Master Portfolio invests must be rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by BGFA in accordance with procedures approved by MIP's Board of Trustees. See "Risk Considerations" below.

         MONEY MARKET INSTRUMENTS. The money market instrument portion of the portfolio of each Master Portfolio generally is invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Other Investment Policies and Practices" below for a more complete description of the money market instruments in which each Master Portfolio may invest.

THE MASTER PORTFOLIOS

         INVESTMENT RESTRICTIONS. Each Fund and Master Portfolio has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.


         FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Master Portfolios is subject to the following investment restrictions, all of which are fundamental policies.

         Each Master Portfolio may not:


         (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.


         (2) hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

         (3) invest in commodities, except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

         (5) borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in prospectus.

         (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees of MIP or the Board of Trustees of the Trust, as the case may be.

         (7) act as an underwriter of securities of other issuers, except to the extent that the Master Portfolios may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of each Master Portfolio, there shall be no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities.

         (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the Securities and Exchange Commission.

         (10) purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Master Portfolios are subject to the following non-fundamental policies.


         As a matter of non-fundamental policy:

         (1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment, (ii) 5% of such Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Master Portfolio.

         (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

         Notwithstanding any other investment policy or limitation (whether or not fundamental), each Master Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Master Portfolio. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                              PORTFOLIO SECURITIES

         THE NESTEGG FUNDS AND THEIR CORRESPONDING MASTER PORTFOLIOS MAY PARTICIPATE IN THE FOLLOWING PERMITTED INVESTMENT ACTIVITIES AS INDICATED:

         U.S. GOVERNMENT OBLIGATIONS. The Master Portfolios may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         SECURITIES OF NON-U.S. ISSUERS. The Master Portfolio may invest in certain securities of non-U.S. issuers as discussed below.

         OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Each Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Master Portfolio may invest. The Master Portfolios may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

         Each Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S.
dollars.

         FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. Each Master Portfolio's assets may be invested in equity securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

         ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         MORTGAGE RELATED SECURITIES. Each Master Portfolio may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates) and prepayment risk. Prepayment risk is the risk to the Master Portfolios that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

         GNMA MBSs include GNMA Mortgage Pass-through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include

FNMA Guaranteed Mortgage Pass-through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

         FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Master Portfolios may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterpart for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Each Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position. Each Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's securities which are the subject of the transaction. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

         A Master Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contracts, it will create a segregated account consisting of each or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

         If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience


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


the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

         Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

         In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.


         STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Each Master Portfolio may invest stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Master Portfolio to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

         INTEREST-RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST-RATE FUTURES CONTRACTS. Each Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts a s a substitute for a comparable market position in the underlying securities. The Master Portfolios may also sell options on interest-rate futures contracts as part of closing purchase transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolios' portfolio securities which are the subject of the transaction.

         INTEREST RATE AND INDEX SWAPS. Each Master Portfolio may enter into interest rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments on fixed-rate payments). Index swaps involve the exchange by a Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Master Portfolio may not receive net amount of payments that a Master Portfolio contractually is entitled to receive.

         FOREIGN CURRENCY AND FUTURES TRANSACTIONS. Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a Master Portfolio of unrealized profits or force such Master Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

         Each Master Portfolio may combine forward currency exchange contracts with investments in securities denominated in other currencies.

         Each Master Portfolio also may maintain short positions in forward currency exchange transactions, which would involve the Master Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Master Portfolio contracted to receive in the exchange.

         Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the CFTC and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a Master Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Master Portfolio to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The Master Portfolios intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Master Portfolios seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the Master Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, a Master Portfolio may either sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to a Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

         The purchase of options on currency futures allows a Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

         FUTURE DEVELOPMENTS. Each Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a Master Portfolio would provide appropriate disclosure in its prospectus or this SAI.


         INVESTMENT COMPANY SECURITIES. Each Master Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange listed closed-end funds.

         ILLIQUID SECURITIES. Each Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

         SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Master Portfolio may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive' strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including


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



government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime1" by Moody's or "A1+" or "A1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

         BANK OBLIGATIONS. Each Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable-interest rates.

         Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.


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


         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

         Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per such issuer.

         COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or subadviser to each Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         Each Master Portfolio also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser and/or subadviser to each Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

         REPURCHASE AGREEMENTS. Each Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the

Master Portfolio under a repurchase agreement. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the 1940 Act. The Master Portfolio may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

         FORWARD COMMITMENTS, WHEN ISSUED PURCHASES AND DELAYED DELIVERY TRANSACTIONS. Each Master Portfolio may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Master Portfolio will generally purchase securities with the intention of acquiring them, a Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

         BORROWING MONEY. As a fundamental policy, each Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, each Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Master Portfolio's total assets, the Master Portfolio will not make any new investments.


         LENDING PORTFOLIO SECURITIES. To a limited extent, each Master Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions (but not individuals), provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party unaffiliated with MIP which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.


         The value of the loaned securities may not exceed one-third of a Master Portfolio's total assets. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Master Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.


         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master


                                       17
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Portfolio must be able to terminate the loan at any time; (4) the Master
Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         CONVERTIBLE SECURITIES. Each Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to nonconvertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a nonconvertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


         WARRANTS. Each Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

         FIXED INCOME OBLIGATIONS. Investors should be aware that even though interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain obligations that may be purchased by the Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the obligation until such time as BGFA determines it to be advantageous for the Master Portfolio to sell the obligation. If such a policy would cause a Master

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Portfolio to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such obligations in an orderly manner.


         RATINGS. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Master Portfolio relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.




         FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. The Adviser, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such

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Master Portfolio's portfolio. No Master Portfolio invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

                  INVESTMENT POLICIES OF THE MONEY MARKET FUND

         The Prospectus discusses the investment objectives of the Money Market Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Money Market Fund may invest, the investment policies and portfolio strategies that the Money Market Fund may utilize, and certain risks attendant to such investments, policies and strategies.


         U.S. TREASURY OBLIGATIONS. The Money Market Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

         U.S. GOVERNMENT SECURITIES. The Money Market Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Money Market Fund may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.


         MORTGAGE-RELATED SECURITIES. The Money Market Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


         Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). These "pools" are assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

         ASSET-BACKED SECURITIES. The Money Market Fund is permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objectives, policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

         DOMESTIC AND FOREIGN BANK OBLIGATIONS. The Money Market Fund's investment in domestic and foreign bank obligations include but are not restricted to certificates of deposit, commercial paper, Yankeedollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund will not invest in any obligations of its affiliates, as defined under the 1940 Act.

         The Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). The Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund. There is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

         Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

         Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Fund.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

         Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

         STRIPS AND ZERO COUPON SECURITIES. The Money Market Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Fund will not actively trade in STRIPS.

         The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


         COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Money Market Fund is, at the time of investment, rated in one of the top two rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser, as applicable, of an investment quality comparable to rated commercial paper in which the Money Market Fund may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.


         CORPORATE DEBT SECURITIES. The Money Market Fund's investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for the Fund. The Fund may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Fund in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

         After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.




         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS. The Fund may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

         The Money Market Fund may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Money Market Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Money Market Fund has the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Money Market Fund has no limitations on the type of issuer from whom the obligations will be purchased. The Money Market Fund will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or, pursuant to guidelines established by the Board of Trustees to be of comparable quality to rated issuers or instruments eligible for investment by the Money Market Fund.


         OTHER MUTUAL FUNDS. The Money Market Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

         "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS. The Money Market Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a

Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value. While the Money Market Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy.


         LOANS OF PORTFOLIO SECURITIES. The Money Market Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Money Market Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Money Market Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.

         The Money Market Fund will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Money Market Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Securities loans will be made in accordance with the following conditions: (1) the Money Market Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Money Market Fund must be able to terminate the loan after notice, at any time; (4) the Money Market Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Money Market Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees to vote proxies.

         REPURCHASE AGREEMENTS. The Money Market Fund may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Money Market Fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The

Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Money Market Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available.


         REVERSE REPURCHASE AGREEMENTS. The Money Market Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


         RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. The Money Market Fund may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

         Leverage exists when the Money Market Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

         The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

         ILLIQUID SECURITIES. The Money Market Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         Pursuant to guidelines set forth by and under the supervision of the Board of Trustees the Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by the Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

                INVESTMENT RESTRICTIONS OF THE MONEY MARKET FUND


         Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12, 16 and 17 are fundamental policies of the Money Market Fund, which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.


         The Money Market Fund, except as indicated, may not:


         (1) Invest more than 10% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

         (2) Borrow money or pledge, mortgage or hypothecate its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. The Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

         (3) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (4) Make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or the SAI;

         (5) Invest in companies for the purpose of exercising control or management;

         (6) Invest more than 10% of its net assets in shares of other investment companies and the Fund may invest all of its assets in another investment company;

         (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

         (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (9) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         (10) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (14) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Fund will not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

         (16) With respect to 100% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues.


         (17) Invest more than 25% of its total assets in the securities of any one industry, except that the Fund may invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry. In addition, finance companies as a group are not considered a single industry for purposes of this policy. Wholly owned finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

         The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 which may allow the Fund to exceed limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described in this Prospectus to the extent it satisfies Rule 2a-7 maturity requirements.

         It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law (for example, Rule 2a-7 with respect to the Money Market Fund) the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                               RISK CONSIDERATIONS
                               -------------------

         GENERAL. Since the investment characteristics and, therefore, investment risks directly associated with each Master Portfolio correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. The net asset value per share of each Master Portfolio is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

         EQUITY SECURITIES. The stock investments of the Master Portfolios are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels.
There can be no guarantee that these performance levels will continue.

         DEBT SECURITIES. The debt instruments in which the Master Portfolios invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Master Portfolios invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Master Portfolios" portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Master Portfolio's' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         FOREIGN SECURITIES. The Master Portfolios may invest in debt obligations and equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the securities of issuers in any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Master Portfolio'ss performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         OTHER INVESTMENT CONSIDERATIONS. Because the Master Portfolios may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Master Portfolio'ss assets are invested in long-term bonds, the Master Portfolios exposure to interest rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

         Each Master Portfolio also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates.

         Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Master Portfolio or the price paid or received by such Fund.

                                   MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST


         The business and affairs of each Fund are managed under the direction of the Board of Trustees.

         The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.

         G.L. Best, Age: 51, Trustee. Vice President, Finance and
Administration, of Williams Energy Services Company; Treasurer of The Williams Companies (1992-1995).

         Terry L. Carter, Age: 51, Trustee. Senior Vice President of QuikTrip Corporation.

         Thomas F. Kice, Age: 48, Trustee. President of Kice Industries Inc.

         George Mileusnic, Age: 45, Trustee. Executive Vice President of Operations of North American Division of The Coleman Co., Inc.

         John J. Pileggi, Age: 41, Chairman of the Board of Trustees. Director of Furman Selz LLC since 1994; Senior Managing Director of Furman Selz LLC (1992-1994); Managing Director of Furman Selz LLC (1984-1992).

         David Bunstine, Age 32, President. Vice President (1998-present), Director, BISYS Fund Services, Inc since 1987.

         Ellen Stoutamire, Age: 50, Secretary. Vice President of Client Legal Services, BISYS Fund Services; Associate Counsel, Franklin Templeton, Vice President (1995-1997) and formerly General Counsel, Pioneer Western Corporation.


                               COMPENSATION TABLE
                             3/1/98 THROUGH 2/28/99

                                                       PENSION OR
                                                       RETIREMENT
                                                         BENEFITS            ESTIMATED           TOTAL
                                      AGGREGATE           ACCRUED              ANNUAL         COMPENSATION
                                     COMPENSATION       AS PART OF             BENEFITS           FROM
                                         FROM              FUND                 UPON            THE FUND
                                      THE TRUST          EXPENSES            RETIREMENT         COMPLEX
                                  ----------------     --------------      -------------      ------------
G.L. Best, Trustee                      $6,000                  0               N/A             $6,000
Terry L. Carter, Trustee                $6,000                  0               N/A             $6,000
Thomas F. Kice, Trustee                 $6,000                  0               N/A             $6,000
George Mileusnic, Trustee               $6,000                  0               N/A             $6,000
John J. Pileggi, Trustee                $6,000                  0               N/A             $6,000

         Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.

         As of April 16, 1999, Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.

         The following information relates to directors and officers of the Master Investment Portfolio ("MIP"), together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of MIP, as defined in the 1940 Act, are indicated by an asterisk.

                                                                PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE               POSITION                  DURING PAST 5 YEARS
Jack S. Euphrat, 76                   Director                  Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 47                   Director, Chairman and    Executive Vice President of Stephens Inc.;
                                      President                 President of Stephens Insurance Services Inc.;
                                                                Senior Vice President of Stephens Sports
                                                                Management Inc.; and President of Investors
                                                                Brokerage Insurance Inc.

W. Rodney Hughes, 72                  Director                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Richard H. Blank, Jr.,  42            Chief Operating           Vice President of Stephens Inc.; Director of
                                      Officer, Secretary and    Stephens Sports Management Inc.; and Director of
                                      Treasurer                 Capo Inc.


                               COMPENSATION TABLE
                   For the Fiscal Year Ended February 28, 1999

                                AGGREGATE COMPENSATION      TOTAL COMPENSATION
                                       FROM REGISTRANT         FROM REGISTRANT
NAME AND POSITION                                          AND FUND COMPLEX**
-----------------             ------------------------     ------------------
Jack S. Euphrat                            $0                     $5,000
Director                           ----------                 ----------


*R. Greg Feltus
  Director                                  0                          0
                                   ----------                 ----------
Thomas S. Goho
  Director                                 $0                     $5,000
                                   ----------                 ----------

W. Rodney Hughes
  Director                                 $0                     $4,500
                                   ----------                 ----------

*J. Tucker Morse
  Director                                 $0                     $4,500
                                   ----------                 ----------


** No compensation was paid directly by the Registrant; however, the Master Portfolios paid the above amounts in connection with the Directors service with the Masterworks Funds.

         MASTER/FEEDER STRUCTURE. Each NestEggFund seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP. The NestEgg Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a NestEgg Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.


         A NestEgg Fund may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.


         The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a NestEgg Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the NestEgg Fund will hold a meeting of its shareholders to consider such matters. The NestEgg Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the NestEgg Fund receives no voting instructions will be voted in the same proportion as the votes received from the other NestEgg Fund shareholders.

         Certain policies of the Master Portfolio which are nonfundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or nonfundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment fund with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the NestEgg Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the NestEgg Fund. The NestEgg Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the NestEgg Fund or the Master Portfolio, to the extent possible.


INVESTMENT ADVISER TO THE MASTER PORTFOLIOS

          BGFA provides investment advisory services to each Master Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

         BGFA is entitled to receive monthly fees at the annual rate of 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services to such Master Portfolio.

         As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares, or, on not less than 60 days' written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).


         BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

         Counsel to MIP and special counsel to BGFA has advised MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions related to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries and affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

         Based upon the advice of counsel to INTRUST, INTRUST believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent INTRUST from continuing to perform such services for the Funds. If INTRUST were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.


INVESTMENT ADVISER TO THE FUNDS


         INTRUST Bank, N.A. ("INTRUST") has provided investment advisory services to the Funds since inception pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, INTRUST makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, INTRUST is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus. For the period January 4, 1999 through February 28,1999, INTRUST was entitled to advisory fees in the following amounts:

                                 Advisory Fees
                                  FYE 2/28/99
                               EARNED       WAIVED
NestEgg Fund       2000       $  240             $0
----------------------------------------------------
NestEgg Fund       2010       $  463             $0
----------------------------------------------------
NestEgg Fund       2020       $1,309             $0
----------------------------------------------------
NestEgg Fund       2030       $  154             $0
----------------------------------------------------
NestEgg Fund       2040       $  151             $0
----------------------------------------------------

         INTRUST is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1998, total assets under management were approximately $2.2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.


         Under the terms of an Investment Advisory Agreement for the Funds between the Trust and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

         The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on August 7, 1998.

SUBADVISER TO THE MONEY MARKET FUND


         AMR Investment Services, Inc. ("AMR")_serves as sub-adviser to the Money Market Fund. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of December 31, 1998, AMR provides investment advice with respect to approximately $20.4 billion in assets, including approximately $14.5 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser, and not the Funds, monthly fees based upon average daily net assets at the annual rate of 0.20%.

         Advisory Fees. For the fiscal years ended October 31, 1998 and 1997, the Adviser and Sub adviser to the Money Market were entitled to advisory fees in the following amounts:

                                           FYE 10/31/98                      FYE 10/31/97(a)
                                   EARNED              WAIVED          EARNED             WAIVED

INTRUST Bank                      $128,959           $ 54,443          $120,772            $ 72,463
AMR Investment Services           $103,167           $ 28,651          $ 71,919            $ 35,959
                                  --------           --------          --------            --------

----------------

(a) Commenced operations on January 23, 1997.

PAST PERFORMANCE OF THE SUBADVISER

         The Money Market Fund is substantially identical to other pooled accounts, including investment companies, advised by AMR. Set forth below are certain performance data for The Money Market Fund and for such pooled accounts ("Money Market Composite"). The Money Market Composite consists of the American AAdvantage Money Market Fund (from September 1987 to present), the American Performance Cash Management Fund (from October 1990 to present), the FUNDS IV Cash Reserve Fund (from September 1994 through September 1996), the American AAdvantage Money Market Mileage Fund (from November 1995 to present), the AMR Investment Services Strategic Cash Business Trust (from July 1996 to present) and the INTRUST Money Market Fund (from February 1997 to present). Expenses of the portfolios in the Money Market Composite range from approximately 0.11% for the AMR Investment Services Strategic Cash Business Trust to approximately 0.85% for the American Performance Cash Management Fund. The Strategic Cash

Business Trust is an unregistered pooled account and as such is not subject to certain requirements that apply to mutual funds under the applicable securities, tax and other laws that, if applicable, may have adversely affected performance. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such funds. To the extent such funds had expense waivers or reimbursements in effect during the periods indicated below, such funds' actual performance would have been lower had such expense waivers or reimbursements not been in effect. INTRUST Fund fees and expenses may be higher than such expenses and if applied would have reduced the performance below. The performance information for the Money Market Composite is deemed relevant since the AMR accounts have been managed using the same investment objectives, policies and restrictions and portfolio managers as those used by INTRUST Money Market Fund. However, this performance data is not necessarily indicative of the past or future performance of any of the INTRUST Funds. The AMR pooled accounts and the INTRUST Money Market Fund are separate funds. The Money Market Composite performance does not represent the past performance of the INTRUST Money Market Fund.

                                                 ANNUALIZED TOTAL RETURNS
                                            FOR THE PERIODS ENDED DECEMBER 31, 1998
                                        -------------------------------------------------
                                        MONEY MARKET      MONEY      LIPPER INSTITUTIONAL
                                        COMPOSITE     MARKET FUND    MONEY MARKET INDEX
                                        ------------   -----------   ----------------
1 Year..............................         5.28%         5.09%              5.30%
------------------------------------------------------------------------------------------
3 Years.............................         5.36%          N/A               5.28%
------------------------------------------------------------------------------------------
5 Years.............................         5.23%          N/A               4.65%
------------------------------------------------------------------------------------------
10 Years............................         5.78%          N/A               5.57%
------------------------------------------------------------------------------------------
Since Inception*....................         5.99%         5.08%              5.77%
------------------------------------------------------------------------------------------



* The inception date of the Money Market Fund is January 23, 1997; the inception date for the AMR Money Market Composite is September 1, 1987. Since inception returns for the Lipper Institutional Money Market Index is calculated using September 1, 1987 as the inception date.



DISTRIBUTION OF FUND SHARES


         The Trust retains BISYS Fund Services Limited Partnership dba BISYS Fund Services ("BISYS") to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.



DISTRIBUTION PLAN


         The Trustees of the Trust have voted to adopt on behalf of each Fund a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides for a monthly payment by the Fund to the Distributor in such amounts that the Distributor may request or for direct payment by a Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25% for the Service Shares and not to exceed 0.75% for the Premium Shares. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements. The Funds will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.


         The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan and the related Administration Agreement between the Trust and the Sponsor have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Administration Agreement voted to approve the Plan at a meeting held on August 7, 1998. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract or by vote of the holders of a majority of the shares of the Fund.


         12b-1 Distribution Fees. For the fiscal years ended October 31, 1998 and 1997, no 12b-1 distribution fees were paid. BISYS, as Distributor to the Money Market Fund was entitled to 12b-1 distribution fees in the following amounts:


                                       FYE 10/31/98             FYE 10/31/97 (a)
                                    EARNED       WAIVED      EARNED       WAIVED
Money Market Fund                 $128,957     $128,957     $120,770     $120,770

----------------
(a) Commenced operations on January 23, 1997.


         For the period January 4, 1999 through February 28, 1999, no 12b-1distribution fees for the NestEgg Funds were paid. BISYS was entitled to 12b-1 distribution in the following amounts:

                                                        FYE 2/28/99
                                                       -----------
                                                    EARNED             WAIVED
------------------------------------------------------------------------------
NestEgg Fund       2000                              $  400             $__400
------------------------------------------------------------------------------
NestEgg Fund       2010                              $  788             $  788
------------------------------------------------------------------------------
NestEgg Fund       2020                              $2,182             $2,182
------------------------------------------------------------------------------
NestEgg Fund       2030                              $  255             $  255
------------------------------------------------------------------------------
NestEgg Fund       2040                              $  233             $__233
------------------------------------------------------------------------------

ADMINISTRATION AND FUND ACCOUNTING SERVICES

         BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% of each Fund's average daily net assets so long as the Funds are invested in MIP.

         The Administration Agreement is for a one year term. The Administration Agreement will terminate automatically in the event of its assignment.

         Administration Fees. For the fiscal years ended October 31, 1998 and 1997, BISYS, as Administrator to the Money Market Fund was entitled to administration fees in the following amounts:


                                      FYE 10/31/98             FYE 10/31/97 (a)
                                   EARNED       WAIVED      EARNED       WAIVED

Money Market Fund                 $103,167     $      0     $96,617       $    0


----------------
(a) Commenced operations on January 23, 1997.


         For the period January 23, 1997 through February 28, 1999, BISYS was entitled to administration fees from the NestEgg Funds in the following amounts:

                         FYE 2/28/99
                         -----------
                     EARNED             WAIVED
------------------------------------------------
NestEgg Fund 2000    $  320             $  320
------------------------------------------------
NestEgg Fund 2010    $  630             $  630
------------------------------------------------
NestEgg Fund 2020    $1,745             $1,745
------------------------------------------------
NestEgg Fund 2030    $  204             $  204
------------------------------------------------
NestEgg Fund 2040    $  185             $  185
------------------------------------------------



         BISYS Fund Services, Inc. ("BFSI"), an affiliate of BISYS, serves as the Fund Accounting Agent for the Money Market Fund pursuant to a Fund Accounting Agreement. For the fiscal years ended October 31, 1998 and 1997, BFSI, as Fund Accountant for the Money Market Fund was entitled to fees in the following amounts:


                                       FYE 10/31/98             FYE 10/31/97 (a)
                                    EARNED       WAIVED      EARNED       WAIVED
Money Market Fund                 $ 30,352     $      0     $24,065       $    0

----------------
(a) Commenced operations on January 23, 1997.

         Investors Bank & Trust serves as the Fund Accounting Agent to the NestEgg Funds pursuant to a Fund Accounting Agreement.


         For the period January 4, 1999 through February 28, 1999, fund accounting fees paid by the NestEgg Funds were:


                                                        FYE 2/28/99
                                                        -----------
NestEgg Fund 2000                                           $2,108
-------------------------------------------------------------------
NestEgg Fund 2010                                           $1,932
-------------------------------------------------------------------
NestEgg Fund 2020                                           $1,932
-------------------------------------------------------------------
NestEgg Fund 2030                                           $2,108
-------------------------------------------------------------------
NestEgg Fund 2040                                           $2,112
-------------------------------------------------------------------


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         INTRUST acts as custodian of the Trust's assets. BISYS Fund Services, Inc. ("BFSI") acts as transfer agent for the Funds. BFSI and BISYS have offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The Trust compensates BFSI for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services. The Funds pay no custodian fees at the Fund level as long as all of their assets are invested in another mutual fund, but they incur their pro-rata portion of the custody fees of Investors Bank & Trust Company as the Master Portfolios' Custodian. Investors Bank & Trust, as the Master Portfolios' Custodian, has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.

INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at Two Nationwide Plaza, Columbus, Ohio, 43215.


SERVICE ORGANIZATIONS

         The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS, nor the Distributor will be a Service Organization or receive fees for servicing. Service Organizations for shareholders may also provide record keeping, communication with and education of shareholders, fiduciary services (exclusive of investment management) and asset allocation services.

         For the period January 4,1 999 through February 28, 1999, shareholder services fees entitled to be paid to service organizations were as follows:

                             FYE 2/28/99
                             -----------
                        EARNED          WAIVED
------------------------------------------------
NestEgg Fund 2000       $  400          $  267
------------------------------------------------
NestEgg Fund 2010       $  788          $  526
------------------------------------------------
NestEgg Fund 2020       $2,182          $1,457
------------------------------------------------
NestEgg Fund 2030       $  255          $  169
------------------------------------------------
NestEgg Fund 2040       $  233           $  131
------------------------------------------------

         No shareholder service fees were paid with respect to the Money Market Fund.


         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                    EXPENSES


         Each Fund bears all costs of its operations, other than expenses specifically assumed by the Distributor and the Adviser. The costs borne by the Funds include legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Funds' portfolio securities, expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses.

              DETERMINATION OF NET ASSET VALUE OF THE NESTEGG FUNDS

         Shares of the Funds are sold on a continuous basis at the applicable offering price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time) each Business Day (defined under "Determination of Net Asset Value of the Money Market Fund").

         The NAV per share of each class of shares of each Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of each class. The value of the net assets of each class of shares is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day as daily income less expenses. The NAV of each class of shares of each Fund is expected to fluctuate daily and is expected to differ. Each Fund's investment in the corresponding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund.

         The securities of the Master Portfolios, including covered call options written by a Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees. Prices used for such valuations may be provided by independent pricing services.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. In making a good-faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if the Adviser believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.


         Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the Master Portfolios. In addition, foreign securities held by a Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.


         Fixed income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each Master Portfolio's shares.

                   PORTFOLIO TRANSACTIONS OF THE NESTEGG FUNDS

         Since each NestEgg Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

         Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, INTRUST or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which INTRUST or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

         MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

         In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectus and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


            DETERMINATION OF NET ASSET VALUE OF THE MONEY MARKET FUND


         The net asset value per share of the Money Market Fund is calculated at 12:00 noon (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day and Veterans Day. The net asset value per share of each share class is computed by dividing the value of the net assets attributable to each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Administrator and the Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. Each share class within the Fund is charged with the direct expenses of that class and with a proportion of the general expenses of the Fund. These general expenses (e.g., investment advisory fees) are allocated among the classes of shares based on the relative value of their outstanding shares. The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

         In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of the Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.


         Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 PORTFOLIO TRANSACTIONS OF THE MONEY MARKET FUND

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser and the Subadviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Subadviser, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

         The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         Some of these services are of value to the Adviser in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Adviser or their affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                    TAXATION

         The Money Market Fund has qualified and intends to qualify and elect annually to be treated as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The NestEgg Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         Some Funds and MIP may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


         A Fund or MIP may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or MIP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and MIP's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or MIP to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. MIP does not intend to acquire stock of issuers that are considered PFICs.


         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

         Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.


         Generally, the hedging transactions undertaken by a Fund or MIP may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or MIP. In addition, losses realized by a Fund or MIP on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or MIP of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or MIP which is taxed as ordinary income when distributed to stockholders.

         A Fund or MIP may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or MIP makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or MIP accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or MIP actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

         Income received by a Fund or MIP from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by MIP. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or MIP will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.


         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S.

persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION


         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.


VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.


         As of April 13, 1999, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective INTRUST Fund or classes except as set forth below:

Money Market Fund
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       61,395,227              99.8% *
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.


Short-Term Bond Fund
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------
Transco & Company                       1,926,397               30.82% *
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       4,322,854               69.2% *
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.
---------------------------------

Intermediate Bond Fund
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------


Transco & Company                       1,493,428               27.2% *
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201


Transco & Company                       4,000,663               72.8% *
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.
---------------------------------

Stock Fund
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       6,191,419               58.3% *
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       4,406,898               41.5% *
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201


* Disclaims beneficial ownership.
---------------------------------

Int'l Multi-Manager Stock Fund
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       2,624,636               53.0% *
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       2,315,935               46.8% *
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.
---------------------------------

Kansas Tax-Exempt Bond Fund
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       1,481,584               10.4%*
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       12,456,426              88.6% *
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.

NestEgg Fund 2000
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       138,615                 99.9%*

105 N. Main

Wichita, KS 67201

* Disclaims beneficial ownership.
---------------------------------

NestEgg Fund 2010
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       267,591                 95.4%*
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.
---------------------------------

NestEgg Fund 2020
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       775,520                 99.9%*
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.
--------------------------------

NestEgg Fund 2030
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       175,572                 99.9%*
105 N. Main
Wichita, KS 67201

NestEgg Fund 2040
Institutional Service Class             Shares Owned            % Owned
---------------------------             ------------            -------

Transco & Company                       136,547                 99.9%*
105 N. Main
Wichita, KS 67201

* Disclaims beneficial ownership.
--------------------------------



         The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

YIELD AND PERFORMANCE INFORMATION

         A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. Quotations of "yield" for the NestEgg Funds will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)[RAISED TO THE (365/7) POWER]] -- 1.

         For the seven-day period ended October 31, 1998, the seven-day yield and effective yield for the Money Market Fund was 5.16% and 5.29%.


         Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

         Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.



         The chart below shows the average annual returns for the NestEgg Funds. The NestEgg Funds invest all of their investable assets in the corresponding Master Portfolios. Performance shown below is the actual performance of each NestEgg Fund since January 4, 1999 (its inception) and actual performance of the corresponding Master Portfolio managed by BGFA: LifePath 2000 Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, and LifePath 2040 Master Portfolio. Each Master Portfolio's performance has not been adjusted to reflect the fees and expenses which apply to the applicable NestEgg Funds. The performance would have been lower had such fees and expenses been taken into account in calculating the performance. The one-year total returns represent performance of the Master Portfolios from March 1, 1998 through January 3, 1999 and the NestEgg Fund from January 4, 1999 through February 28, 1999. The three-year returns represent performance of the Master Portfolios from March 1, 1996 through January 3, 1999. The five-year return (since inception) represents the performance of the Master Portfolios from March 1, 1994 through January 3, 1999 and the NestEgg Funds from January 4, 1999 through February 28, 1999.

                                                        ANNUALIZED RATES OF RETURN FOR
                                                      PERIODS ENDING FEBRUARY 28, 1999
                                          ----------------------------------------------------------
                                                       LEHMAN            LIFEPATH     LIPPER FLEXIBLE
                                          NestEgg      AGGREGATE           2000          PORTFOLIO
                                                    2000 BOND INDEX(1)   BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -------------     ------------   ---------------
1 Year..................................   6.92%        6.27%              7.87%            9.50%
3 Years.................................   8.99%        7.31%             10.30%           14.99%
Since Inception.........................   8.63%        7.14%              9.84%           13.28%


                                                        ANNUALIZED RATES OF RETURN FOR
                                                      PERIODS ENDING FEBRUARY 28, 1999
                                          ----------------------------------------------------------
                                                         LEHMAN         LIFEPATH     LIPPER FLEXIBLE
                                          NestEgg       AGGREGATE         2010          PORTFOLIO
                                            2010      BOND INDEX(1)   BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -------------   ------------   ---------------
1 Year..................................   10.47%        6.27%           9.01%         9.50%
3 Years.................................   13.98%        7.31%          12.49%        14.99%
Since Inception.........................   13.11%        7.14%          11.76%        13.28%


                                                       ANNUALIZED RATES OF RETURN FOR
                                                     PERIODS ENDING FEBRUARY 28, 1999
                                          --------------------------------------------------------
                                                       WILSHIRE       LIFEPATH     LIPPER FLEXIBLE
                                          NestEgg     5000 EQUITY       2020          PORTFOLIO
                                           2020        INDEX(2)     BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -----------   ------------   ---------------
1 Year..................................   12.71%        14.34%          10.07%         9.50%
3 Years.................................   17.51%        23.38%          14.65%        14.99%
Since Inception.........................   16.05%        21.56%          13.67%        13.28%


                                                       ANNUALIZED RATES OF RETURN FOR
                                                     PERIODS ENDING FEBRUARY 28, 1999
                                          --------------------------------------------------------
                                                       WILSHIRE       LIFEPATH     LIPPER FLEXIBLE
                                          NestEgg     5000 EQUITY       2030          PORTFOLIO
                                            2030       INDEX(2)     BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -----------   ------------   ---------------
1 Year..................................   14.02%        14.34%          10.90%         9.50%
3 Years.................................   20.01%        23.38%          16.75%         14.99%
Since Inception.........................   18.21%        21.56%          15.53%         13.28%

                                                       ANNUALIZED RATES OF RETURN FOR
                                                     PERIODS ENDING FEBRUARY 28, 1999
                                          --------------------------------------------------------
                                                       WILSHIRE       LIFEPATH     LIPPER FLEXIBLE
                                          NestEgg     5000 EQUITY       2040          PORTFOLIO
                                            2040       INDEX(2)     BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -----------   ------------   ---------------
1 Year..................................   15.56%        14.34%          11.70%         9.50%
3 Years.................................   22.52%        23.38%          18.84%         14.99%
Since Inception.........................   20.43%        21.56%          17.40%         13.28%

(1)   The Lehman Aggregate Bond Index is composed of the Lehman
      Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

(2) The Wilshire 5000 Equity Index is composed of domestic equity securities of companies in addition to a very small number of limited partnerships and REITS.

(3) The LifePath Benchmarks represents returns of the BGI US Equity Market Index (a blended index replicating the broad US equity market, large, medium and small companies), EAFE (Europe, Australia and Far East equity securities), the Lehman Aggregate Bond Index and US Treasury Bills and are representative of the broad asset classes in each Master Portfolio.

(4) The Lipper Flexible Portfolio Fund Index's returns represent an average of returns of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper Analytical Services.

FINANCIAL STATEMENTS

         The Report of Independent Auditors and Financial Statements of the Trust for the period ended October 31, 1998 in the case of the Money Market Fund and for the period ended February 28, 1999 in the case of the NestEgg Funds are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG LLP, independent auditors, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of the Annual Reports are available without charge upon request by writing to INTRUST Funds Trust, 3435 Stelzer Road, Columbus, OH 43219-8006 or telephoning (888) 266-8787.

         The Report of Independent Auditors and Financial Statements of the Master Portfolios for the period ended February 28, 1999 are incorporated herein by reference to MIP's Annual Report, such Financial Statements having been audited by KPMG LLP, independent auditors, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

PART C.                    OTHER INFORMATION
-----------


Item 23.          Exhibits:

                           (a)         Trust Instrument.(2)

                           (b)         Bylaws of Registrant.(2)

                           (c)         None.

                           (d)(1) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser relating to Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund and the Kansas Tax-Exempt Bond Fund.(1)

                           (d)(2) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser relating to the NestEgg Funds.(5)

                           (d)(3) Form of Sub-Advisory Agreements between Adviser and Sub-Advisers.(1)

                           (d)(4) Form of Master Administration Agreement and Supplements between Registrants and Administrator.(1)

                           (d)(5) Agreement among AMR Investment Services Trust, AMR Investment Services, Inc., INTRUST Funds Trust and BISYS Fund Services, dated January 17, 1997.(5)

                           (d)(6) Investment Advisory Contracts by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio, each dated January 1, 1996, on behalf of each of the LifePath 2000 Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, and LifePath 2040 Master Portfolio, are incorporated by reference to Master Investment Portfolio Amendment No. 3 to Registration Statement on Form POS-AMI (1940 Act File No. 811-08162) filed with the Commission on January 5, 1996.

                           (d)(7) Form of Third Party Feeder Fund Agreement between Registrant and Master Investment Portfolio with respect to NestEgg Funds.(5)

                           (e) Form of Master Distribution Contract and Supplements between Registrant and Distributor.(1)

                           (f)         None.

                           (g)(1) Form of Custodian Contract between Registrant and Custodian.(1)

                           (g)(2) Custody Agreement with Investors Bank & Trust, N.A. with respect to the Master Portfolios incorporated by reference to Master Investment Portfolio Amendment No. 5 to Registration Statement on Form POS-AMI (1940 Act File No. 811-08162)
                                       filed with the Commission on June 30,
                                       1997.

                           (h)(1) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent.(1)

                           (h)(2)      Form of Service Organization
                                       Agreement.(1)

                           (h)(3) Form of Fund Accounting Agreement between Registrant and Investors Bank & Trust Company with respect to NestEgg
                                       Funds.(5)


                           (i) Consent of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to Registrant.*


                           (j)(1)      Consent of KPMG LLP.*


                           (j)(2)      Consent of Ernst & Young LLP.*


                           (k)         None.

                           (l)         Subscription Agreement.(1)

                           (m) Amended Form of Rule 12b-1 Distribution Plan and Agreement between Registrant and Distributor--(5)

                           (n) Financial Data Schedules for NestEggFunds and Money Market Fund *

                           (o)     Rule 18f-3 Plan.(1)

                  Other Exhibits:

                           (A)      Power of Attorney.(1)

                           (B)      Power of Attorney dated February 9, 1998.(4)


                           (C) Powers of Attorney dated August 11, 1998 for Master Investment Portfolio(5)

*  to be filed by post-effective amendment
(1) Previously filed on December 23, 1996 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 1 on June 27, 1997, and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 2 on December 22, 1997, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 3 on February 27, 1998, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 7 on November 30, 1998, and incorporated by reference herein.

Item 24.          Persons Controlled by or under Common Control with Registrant.

                  None.

Item 25.          Indemnification.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 4 of the Master

Investment Advisory Contract between Registrant and the Adviser (Exhibit 5(a) to this Registration Statement), and Section 14 of the Master Distribution Contract between Registrant and the Distributor (Exhibit 6 to this Registration Statement) officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

                  Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser and Section 9 of the Master Distribution Contract between Registrant and the Distributor limit the liability of the Adviser, and the distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.          Business and Other Connections of INTRUST Bank, N.A.

                  INTRUST Bank, N.A. is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST Bank, N.A. is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1997 total assets under management were approximately $2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201. The executive officers of INTRUST Bank, N.A. and INTRUST
Financial Corporation and such executive officers' positions during the past two years are as follows:

                               INTRUST Bank, N.A.
                               ------------------

Name                                   Position and Office
- -----                                  -------------------

C.Q. Chandler, IV                      Chairman, President and Chief
                                       Executive Officer (Vice Chairman prior
                                       to February, 1996)
J.V. Lentell                           Vice Chairman
Ron Baldwin                            Vice Chairman
                                       (Hired February, 1996; Executive Vice
                                       President Fourth Financial Corporation
                                       prior to February, 1996)
Phillip J. Owings                      Executive Vice President(Senior Vice
                                       President prior to March 1998)

                          INTRUST Financial Corporation
                          -----------------------------

Name                                   Position and Office
- -----                                  -------------------

C.Q. Chandler III                       Chairman and Chief Executive Officer
C.Q. Chandler, IV                       President
Jay Smith                               Executive Vice President

Rick Beach                             Executive Vice President (Senior Vice
                                       President prior to March, 1996)


Business and Other Connections of BGFA

         The LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 Master Portfolios are advised by Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company).

         BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities, including acting as investment adviser and/or sub-adviser to certain open-end management investment companies and various other institutional investors.

         The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position                           Principal Business(es) During at
at BGFA                                     Least the Last Two Fiscal Years
- -----------------                           -------------------------------
Frederick L.A. Grauer                       Director of BGFA and Co-Chairman and Director of BGI
Director                                    45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                               Director of BGFA and Co-Chairman and Director of BGI
Director                                    45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                            Chairman of the Board of Directors of BGFA and Chairman
Chief Executive Officer of BGI              and Director; 45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher                           Chief Financial Officer of BGFA and BGI since May 1997 45
                                            Fremont Street, San Francisco, CA 94105 Managing Director and
                                            Principal Accounting Officer at Bankers Trust Company from 1988 -
                                            1997 505 Market Street, San Francisco, CA 94111

Item 29.          Principal Underwriter


                  (a) BISYS acts as Distributor/Underwriter for other registered investment companies:


                           BISYS FUND SERVICES LIMITED PARTNERSHIP
                           ---------------------------------------
                                Alpine Equity Trust
                                American Performance Funds
                                AmSouth Mutual Funds
                                The BB&T Mutual Funds Group
                                The Coventry Group
                                ESC Strategic Funds, Inc.
                                The Eureka Funds
                                Governor Funds
                                Fifth Third Funds
                                Hirtle Callaghan Trust
                                HSBC Funds Trust and HSBC Mutual Funds Trust
                                INTRUST Funds Trust
                                The Infinity Mutual Funds, Inc.
                                The Kent Funds
                                Magna Funds
                                Meyers Investment Trust

                                Mercantile Mutual Funds
                                MMA Praxis Mutual Funds
                                M.S.D.&T. Funds
                                Pacific Capital Funds
                                The Parkstone Advantage Funds

                                Puget Sound Alternative Investment Series Trust Republic Advisor Funds Trust
                                Republic Funds Trust
                                Sefton Funds Trust
                                SSgA Liquidity Fund
                                Summit Investment Trust
                                Variable Insurance Funds
                                The Victory Portfolios
                                The Victory Variable Insurance Funds
                                Vintage Mutual Funds, Inc.

                  (b)      Officers and Directors.

Name and Principal                          Positions and                    Position
Business Address                            Offices with Registrant          with Underwriter
- ----------------                            -----------------------          ----------------
BISYS Fund Services, Inc.                   None                             Sole General Partner
3435 Stelzer Road
Columbus, Ohio 43219
WC Subsidiary Corporation                   None                             Sole Limited Partner
150 Clove Road
Little Falls, New Jersey 07424

                  (c)      Not applicable.

Item 28.          Location of Accounts and Records

         (a) All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS (as administrators, transfer agent, fund accountant and distributor) located at 3435 Stelzer Road, Columbus, Ohio 43219 and INTRUST (as adviser and custodian) at 105 North Main Street, Box One, Wichita, Kansas 63201 and AMR Investment Services, Inc., at 4333 Amon Carter Boulevard, MD, 5645, Fort Worth, Texas 76155.

         (b) BGFA maintains all records relating to their services as adviser for the Master Investment Portfolio at 45 Fremont Street, San Francisco, California 94105.

         (c) Investors Bank & Trust Company maintains all records relating to its services as fund accountant and custodian to the Master Portfolios at 89 South Street, Boston, Massachusetts 02111.

Item 29.          Management Services.

                  Not applicable.

Item 30.          Undertakings.

                  (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                  (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, INTRUST Funds Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio, on April 30, 1999.


                                              INTRUST FUNDS TRUST



                                              By:  /s/ David Bunstine
                                                   ----------------------------
                                                   David Bunstine, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                     Title                            Date
/s/  Terry L. Carter*                         Trustee                          April 30, 1999
- ----------------------------
     Terry L. Carter

/s/  Thomas F. Kice*                          Trustee                          April 30, 1999
- ----------------------------
     Thomas F. Kice

/s/  George Mileusnic*                        Trustee                          April 30, 1999
- ----------------------------
     George Mileusnic

/s/  John J. Pileggi*                         Trustee                          April 30, 1999
- ----------------------------
     John J. Pileggi

/s/  G.L. Best*                               Trustee                          April 30, 1999
- ----------------------------
     G.L. Best

/s/  David Bunstine*                          President                        April 30, 1999
- ----------------------------
     David Bunstine


/s/  Gary Tenkman                                Treasurer                        April 30, 1999
- ----------------------------                  (Principal Financial
     Gary Tenkman                                and Accounting

                                                 Officer)

*By: /s/ David Bunstine                                                           April 30, 1999
- ----------------------------
     David Bunstine
     Attorney-in-Fact

                                   SIGNATURES


                  AMR Fund Investment Services Trust has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the INTRUST Funds Trust to be signed on its behalf by the undersigned only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust, hereunto duly authorized, in the City of Fort Worth and the State of Texas on April 30, 1999.


                                       AMR INVESTMENT SERVICES TRUST.


                                            By:  /s/ William F. Quinn
                                                 ------------------------------
                                                 William F. Quinn, President

Attest:

By:  /s/ Barry Y. Greenberg
     -----------------------------------
     Barry Y. Greenberg, Vice President
     and Assistant Secretary


                  This Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the INTRUST Funds Trust has been signed below by the following persons in the capacities and on the dates indicated only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust.

Signature                                        Title                           Date
- ----------                                       -----                           ----
By:    /s/ William F. Quinn*                     President and Trustee           April 30, 1999
       --------------------------
           William F. Quinn

By:    /s/ Alan D. Feld*                         Trustee                         April 30, 1999
       --------------------------
           Alan D. Feld

By:    /s/ Ben J. Fortson*                       Trustee                         April 30, 1999
       --------------------------
           Ben J. Fortson

Signature                                        Title                           Date
-----------                                        -----                           ----
By:    /s/ John S. Justin*                       Trustee                         April 30, 1999
       --------------------------
           John S. Justin

By:    /s/ Stephen D. O'Sullivan*                Trustee                         April 30, 1999
       --------------------------
           Stephen D. O'Sullivan

By:    /s/ Roger T. Staubach*                    Trustee                         April 30, 1999
       --------------------------
           Roger T. Staubach

By:    /s/ Kneeland Youngblood*                  Trustee                         April 30, 1999
       --------------------------
           Kneeland Youngblood

By:    /s/ William F. Quinn                                                      April 30, 1999
       --------------------------
           William F. Quinn
           Attorney-in-Fact